EXHIBIT 10.1

EXECUTION VERSION

SECOND LIEN SECURITY AGREEMENT
By
CARROLS RESTAURANT GROUP, INC.,
as Issuer
and
THE GUARANTORS PARTY HERETO
and
THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
as Collateral Agent
______________________
Dated as of April 29, 2015

TABLE OF CONTENTS

		Page
PREAMBLE		1

RECITALS		1

AGREEMENT		2

ARTICLE I

DEFINITIONS AND INTERPRETATION

SECTION 1.1.	DEFINITIONS	2
SECTION 1.2.	INTERPRETATION	11
SECTION 1.3.	RESOLUTION OF DRAFTING AMBIGUITIES	11
SECTION 1.4.	PERFECTION CERTIFICATE	12

ARTICLE II

GRANT OF SECURITY AND SECURED OBLIGATIONS

SECTION 2.1.	GRANT OF SECURITY INTEREST	12
SECTION 2.2.	FILINGS	14
SECTION 2.3.	SECOND PRIORITY NATURE OF LIENS	15

ARTICLE III

PERFECTION; SUPPLEMENTS; FURTHER ASSURANCES; USE OF PLEDGED COLLATERAL

SECTION 3.1.	DELIVERY OF CERTIFICATED SECURITIES COLLATERAL	15
SECTION 3.2.	PERFECTION OF UNCERTIFICATED SECURITIES COLLATERAL	16
SECTION 3.3.	FINANCING STATEMENTS AND OTHER FILINGS; MAINTENANCE OF PERFECTED SECURITY INTEREST	16
SECTION 3.4.	OTHER ACTIONS	16
SECTION 3.5.	JOINDER OF ADDITIONAL GUARANTORS	19
SECTION 3.6.	SUPPLEMENTS; FURTHER ASSURANCES	20

ARTICLE IV

REPRESENTATIONS, WARRANTIES AND COVENANTS

SECTION 4.1.	TITLE	21

-i-

-ii-

-iii-

EXHIBIT 6	Form of Additional Pari Passu Joinder Agreement
EXHIBIT 7	Form of Joinder Agreement
EXHIBIT 8	Form of Perfection Certificate

-iv-

SECOND LIEN SECURITY AGREEMENT
This SECOND LIEN SECURITY AGREEMENT dated as of April 29, 2015 (as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the provisions hereof, this “Agreement”) made by CARROLS RESTAURANT GROUP, INC., a Delaware corporation (the “Issuer”), and the Guarantors from to time to time party hereto (the “Guarantors”), as pledgors, assignors and debtors (the Issuer, together with the Guarantors, in such capacities and together with any successors in such capacities, the “Pledgors,” and each, a “Pledgor”), in favor of The Bank of New York Mellon Trust Company, N.A., in its capacity as collateral agent pursuant to the Indenture (as hereinafter defined), as pledgee, assignee and secured party (in such capacities and together with any successors in such capacities, the “Collateral Agent”).
R E C I T A L S :
A.    The Issuer, the Guarantors and The Bank of New York Mellon Trust Company, N.A., in its capacity as trustee under the Indenture (the “Trustee”), in connection with the execution and delivery of this Agreement, entered into that certain indenture, dated as of April 29, 2015 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Indenture”; which term shall also include and refer to any additional issuance of notes under the Indenture), pursuant to which the Issuer is issuing $200,000,000 aggregate principal of 8.00% Senior Secured Second Lien Notes due 2022 (together with the Exchange Notes and any Additional Notes, the “Notes”).
B.    From time to time after the date hereof, the Issuer may, subject to the terms and conditions of the Indenture and the Security Documents, incur Permitted Additional Pari Passu Obligations (including Additional Notes issued under the Indenture), that the Issuer desires to secure by the Pledged Collateral and Mortgaged Property on a pari passu basis with the Notes.
C.    Each Guarantor has, pursuant to the Indenture, among other things, unconditionally guaranteed the Secured Obligations.
D.    The Issuer and each Guarantor will receive substantial benefits from the issuance of the Notes and each is, therefore, willing to enter into this Agreement.
E.    This Agreement is given by each Pledgor in favor of the Collateral Agent for the benefit of the Secured Parties (as hereinafter defined) to secure the payment and performance of all of the Secured Obligations.
F.    It is a condition to the issuance of the Notes that each Pledgor execute and deliver the applicable Security Documents, including this Agreement.

A G R E E M E N T :
NOW THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Pledgor and the Collateral Agent hereby agree as follows:
ARTICLE I
DEFINITIONS AND INTERPRETATION
SECTION 1.1.    Definitions.
(a)    Unless otherwise defined herein or in the Indenture, capitalized terms used herein that are defined in the UCC shall have the meanings assigned to them in the UCC; provided that in any event, the following terms shall have the meanings assigned to them in the UCC:
“Accounts”; “Bank”; “Chattel Paper”; “Commercial Tort Claim”; “Commodity Account”; “Commodity Contract”; “Commodity Intermediary”; “Documents”; “Electronic Chattel Paper”; “Entitlement Order”; “Equipment”; “Financial Asset”; “Fixtures”; “Goods”, “Inventory”; “Letter-of-Credit Rights”; “Letters of Credit”; “Money”; “Payment Intangibles”; “Proceeds”; “Promissory Notes”; “ Records”; “Securities Account”; “Securities Intermediary”; “Security Entitlement”; “Supporting Obligations”; and “Tangible Chattel Paper.”
(b)    Terms used but not otherwise defined herein that are defined in the Indenture shall have the meanings given to them in the Indenture.
(c)    The following terms shall have the following meanings:
“Account Debtor” shall mean each person who is obligated on a Receivable or Supporting Obligation related thereto.
“Additional Pari Passu Agent” shall mean the Person appointed to act as trustee, agent or representative for the holders of Permitted Additional Pari Passu Obligations pursuant to any Additional Pari Passu Agreement.
“Additional Pari Passu Agreement” shall mean the indenture, credit agreement or other agreement under which any Permitted Additional Pari Passu Obligations (other than Additional Notes) are incurred and any notes or other instruments representing such Permitted Additional Pari Passu Obligations.
“Additional Pari Passu Joinder Agreement” shall mean an agreement substantially in the form of Exhibit 6 hereto.
“Agreement” shall have the meaning assigned to such term in the Preamble hereof.

“Burger King Corporation” shall mean Burger King Corporation, a Florida corporation.
“Burger King Rights” shall mean the rights (if any) of Burger King Corporation under each Franchise Agreement pursuant to which Burger King Corporation shall be entitled to: (a) prior written notice of any sale of all or substantially all of the Capital Interests of the Issuer or any Restricted Subsidiary; (b) a right of first refusal to purchase all or substantially all of the Capital Interests of the Issuer or any Restricted Subsidiary or of all or substantially all of the assets of a restaurant subject to a Franchise Agreement in connection with a sale thereof; (c) prior approval of any sale of all or substantially all of the Capital Interests of the Issuer or any Restricted Subsidiary; and (d) prior written consent to the sale, assignment, transfer, conveyance or give-away of substantially all of the assets of any restaurant subject to a Franchise Agreement; in each case to the extent set forth in a legally binding Franchise Agreement.
“Capital Interests” in any person means any and all shares, interests (including preferred interests, restricted stock interests and stock options, warrants and other convertible instruments), participations or other equivalents in the equity interest (however designated) in such person and any rights (other than debt securities convertible into an equity interest), warrants or options to acquire an equity interest in such person.
“Collateral Support” shall mean all property (real or personal) assigned, hypothecated or otherwise securing any Pledged Collateral and shall include any security agreement or other agreement granting a lien or security interest in such real or personal property.
“Contracts” shall mean, collectively, with respect to each Pledgor, all sale, service, performance, equipment or property lease contracts, agreements and grants and all other contracts, agreements or grants (in each case, whether written, or third party or intercompany), between such Pledgor and any third party, and all assignments, amendments, restatements, supplements, extensions, renewals, replacements or modifications thereof.
“Copyrights” shall mean, collectively, with respect to each Pledgor, all copyrights (whether statutory or common law, whether established or registered in the United States or any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished) and all copyright registrations and applications made by such Pledgor, in each case, whether now owned or hereafter created or acquired by or assigned to such Pledgor, together with any and all (i) rights and privileges arising under applicable law with respect to such Pledgor’s use of such copyrights, (ii) reissues, renewals, continuations and extensions thereof and amendments thereto, (iii) income, fees, royalties, damages, claims and payments now or hereafter due and/or payable with respect thereto, including damages and payments for past, present or future infringements thereof, (iv) rights corresponding thereto throughout the world and (v) rights to sue for past, present or future infringements thereof.
“Copyright Security Agreement” shall mean an agreement substantially in the form of Exhibit 3 hereto.

“Credit Agreement” shall mean that certain credit agreement, dated as of May 30, 2012 (as amended by the First Amendment to Credit Agreement, dated as of December 19, 2014 and the Second Amendment to Credit Agreement and First Amendment to Security Agreement, dated as of April 29, 2015, and as further amended, amended and restated, supplemented or otherwise modified from time to time) among the Issuer as borrower under the Credit Agreement, the guarantors party thereto, the agent and lenders party thereto and Wells Fargo Bank, National Association, as First Lien Agent.
“Default” or “Event of Default” shall mean a “default” or “event of default” under the Indenture or under any Additional Pari Passu Agreement.
“Deposit Accounts” shall mean, collectively, with respect to each Pledgor, (i) all “deposit accounts” as such term is defined in the UCC and in any event shall include all accounts and sub-accounts relating to any of the foregoing accounts and (ii) all cash, funds, checks, notes and instruments from time to time on deposit in any of the accounts or sub-accounts described in clause (i) of this definition.
“Distributions” shall mean, collectively, with respect to each Pledgor, all dividends, cash, options, warrants, rights, instruments, distributions, returns of capital or principal, income, interest, profits and other property, interests (debt or equity) or proceeds, including as a result of a split, revision, reclassification or other like change of the Pledged Securities, from time to time received, receivable or otherwise distributed to such Pledgor in respect of or in exchange for any or all of the Pledged Securities or Intercompany Notes.
“Excluded Property” shall mean
(a)    any rights or interest in any lease, contract, license or license agreement covering personal property or Real Property of the Issuer or any Guarantor, so long as under the terms of such lease, contract, license or license agreement, or applicable law with respect thereto, the grant of a security interest or lien therein to Collateral Agent is prohibited (or would render such lease, contract, license or license agreement cancelled, invalid or unenforceable) and such prohibition has not been or is not waived or the consent of the other party to such lease, contract, license or license agreement has not been or is not otherwise obtained; provided that, this exclusion shall in no way be construed to apply if any such prohibition is unenforceable under the UCC or other applicable law or so as to limit, impair or otherwise affect Collateral Agent’s unconditional continuing security interests in and liens upon any rights or interests of the Issuer or Guarantors in or to monies due or to become due to the Issuer or Guarantor under any such lease, contract, license or license agreement (including any Receivables);
(b)    assets owned by Issuer or any Guarantor on the Issue Date or thereafter acquired and any proceeds thereof that are subject to a Lien securing a Purchase Money Debt or Capital Lease Obligation permitted to be incurred pursuant to the provisions of the Indenture to the extent and for so long as the contract or other agreement in which such Lien is granted (or the documentation providing for such Purchase Money Debt or Capital Lease Obligation) validly prohibits the creation of any other Lien on such assets and proceeds (other than to the extent that such prohibition would be rendered ineffective pursuant to Section 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction and other than to the extent all necessary consents to creation, attachment and perfection of the Collateral Agent’s Liens thereon have been obtained);
(c)    any shares entitled to vote (within the meaning of Treasury Regulation Section 1.956-2) of any direct or indirect Subsidiary of the Issuer that is a “controlled foreign corporation” in excess of sixty-five (65%) percent of the total combined voting power of all of the issued and outstanding Capital Interests entitled to vote in such Subsidiary;
(d)    any Capital Interests of any Subsidiary of the Issuer to the extent necessary for such Subsidiary not to be subject to any requirement pursuant to Rule 3-16 or Rule 3-10 of Regulation S-X under the Exchange Act, due to the fact that such Subsidiary’s Capital Interests secures the Notes or Note Guarantees, to file separate financial statements with the Securities and Exchange Commission (or any other governmental agency);
(e)    any intent to use trademark application to the extent and for so long as creation of a security interest therein would result in the loss of any material rights therein, provided that upon submission and acceptance by the United States Patent and Trademark Office of an amendment to allege use pursuant to 15 U.S.C. Section 1060(a) (or any successor provision), such intent to use trademark application shall not be considered Excluded Property;
(f)    any Real Property leased by the Issuer or any Guarantor;
(g)     the Real Properties located at 968 James Street, Syracuse, New York, a parcel of land located at Rte. 30 and Kingsboro Avenue, Gloversville, NY 12078, a parcel of land adjacent to 12213 Olean Road, Yorkshire, New York, a parcel of land adjacent to 3002 East Avenue, Central Square, New York and 3055 Mahoning Avenue, Warren Ohio;
(h)    any Franchise Agreements that prohibit security interests thereon without consent of the franchisor; and
(i)    any cash or cash equivalents held in deposit or securities accounts designated for cash collateralizing the Credit Agreement;
provided, however, that Excluded Property shall not include any Proceeds, products, substitutions or replacements of any Excluded Property referred to in clause (a), (b), (c), (d), (e) or (f) (unless such Proceeds, substitutions or replacements would constitute Excluded Property referred to in clauses (a), (b), (c), (d), (e) or (f)).

“First Lien Agent” shall mean Wells Fargo Bank, National Association, in its capacity as administrative agent under the Credit Agreement, and its permitted successors and assigns.
“First Lien Security Agreement” shall mean that certain security agreement dated as of May 30, 2012, as amended by the Second Amendment to Credit Agreement and First Amendment to Security Agreement, dated as of April 29, 2015, among the Issuer as borrower under the Credit Agreement, the guarantors party thereto and the First Lien Agent.
“Franchise Agreements” shall mean all of the franchise agreements to which the Issuer or any of its Restricted Subsidiaries is a party as a franchisee, whether entered into on, prior to or following the Issue Date, as the same may be from time to time amended, modified, supplemented or restated.
“General Intangibles” shall mean, collectively, with respect to each Pledgor, all “general intangibles,” as such term is defined in the UCC, of such Pledgor and, in any event, shall include (i) all of such Pledgor’s rights, title and interest in, to and under all Contracts and insurance policies (including all rights and remedies relating to monetary damages, including indemnification rights and remedies, and claims for damages or other relief pursuant to or in respect of any Contract), (ii) all know-how and warranties relating to any of the Pledged Collateral or the Mortgaged Property, (iii) any and all other rights, claims, choses-in-action and causes of action of such Pledgor against any other person and the benefits of any and all collateral or other security given by any other person in connection therewith, (iv) all guarantees, endorsements and indemnifications on, or of, any of the Pledged Collateral or any of the Mortgaged Property, (v) all lists, books, records, correspondence, ledgers, printouts, files (whether in printed form or stored electronically), tapes and other papers or materials containing information relating to any of the Pledged Collateral or any of the Mortgaged Property, including all customer or tenant lists, identification of suppliers, data, plans, blueprints, specifications, designs, drawings, appraisals, recorded knowledge, surveys, studies, engineering reports, test reports, manuals, standards, processing standards, performance standards, catalogs, research data, computer and automatic machinery software and programs and the like, field repair data, accounting information pertaining to such Pledgor’s operations or any of the Pledged Collateral or any of the Mortgaged Property and all media in which or on which any of the information or knowledge or data or records may be recorded or stored and all computer programs used for the compilation or printout of such information, knowledge, records or data, (vi) all licenses, consents, permits, variances, certifications, authorizations and approvals, however characterized, now or hereafter acquired or held by such Pledgor, including building permits, certificates of occupancy, environmental certificates, industrial permits or licenses and certificates of operation and (vii) all rights to reserves, deferred payments, deposits, refunds, indemnification of claims and claims for tax or other refunds against any Governmental Authority.

“Goodwill” shall mean, collectively, with respect to each Pledgor, the goodwill connected with such Pledgor’s business including all goodwill connected with (i) the use of and symbolized by any Trademark or Intellectual Property License with respect to any Trademark in which such Pledgor has any interest, (ii) all know-how, trade secrets, customer and supplier lists, proprietary information, inventions, methods, procedures, formulae, descriptions, compositions, technical data, drawings, specifications, name plates, catalogs, confidential information and the right to limit the use or disclosure thereof by any person, pricing and cost information, business and marketing plans and proposals, consulting agreements, engineering contracts and such other assets which relate to such goodwill and (iii) all product lines of such Pledgor’s business.
“Governmental Authority” means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).
“Guarantors” shall have the meaning assigned to such term in the Preamble hereof.
“Impairment” shall have the meaning assigned to such term in Section 9.1 hereof.
“Initial Purchasers” shall mean Wells Fargo Securities, LLC, Stephens Inc., Rabo Securities USA, Inc. and Raymond James & Associates, Inc.
“Instruments” shall mean, collectively, with respect to each Pledgor, all “instruments,” as such term is defined in Article 9, rather than Article 3, of the UCC, and shall include all promissory notes, drafts, bills of exchange or acceptances.
“Intellectual Property Collateral” shall mean, collectively, the Patents, Trademarks, Copyrights, Intellectual Property Licenses and Goodwill.
“Intellectual Property Licenses” shall mean, collectively, with respect to each Pledgor, all license and distribution agreements with, and covenants not to sue, any other party with respect to any Patent, Trademark or Copyright or any other patent, trademark or copyright, whether such Pledgor is a licensor or licensee, distributor or distributee under any such license or distribution agreement, together with any and all (i) renewals, extensions, supplements and continuations thereof, (ii) income, fees, royalties, damages, claims and payments now and hereafter due and/or payable thereunder and with respect thereto including damages and payments for past, present or future infringements or violations thereof, (iii) rights to sue for past, present and future infringements or violations thereof and (iv) other rights to use, exploit or practice any or all of the Patents, Trademarks or Copyrights or any other patent, trademark or copyright.
“Intercompany Notes” shall mean, with respect to each Pledgor, all intercompany notes described in Schedule 10 to the Perfection Certificate and intercompany notes hereafter acquired by such Pledgor and all certificates, instruments or agreements evidencing such intercompany notes, and all assignments, amendments, restatements, supplements, extensions, renewals, replacements or modifications thereof to the extent permitted pursuant to the terms hereof.
“Intercreditor Agreement” shall mean that certain intercreditor agreement, dated as of May 30, 2012, as amended by Amendment No. 1, dated as of April 29, 2015, by and among Wells Fargo Bank, National Association, as First Lien Agent and The Bank of New York Mellon Trust Company, N.A., as Second Lien Collateral Agent, as it may be amended, restated, supplemented or modified from time to time.
“Intervening Creditor” shall have the meaning assigned to such term in Section 9.1 hereof.
“Investment Property” shall mean a security, whether certificated or uncertificated, Security Entitlement, Securities Account, Commodity Contract or Commodity Account, excluding, however, the Securities Collateral.
“Issue Date” shall mean April 29, 2015.
“Leases” shall mean any and all leases, subleases, tenancies, options, concession agreements, rental agreements, occupancy agreements, access agreements and any other agreements (including all amendments, extensions, replacements, renewals, modifications and/or guarantees thereof), whether or not of record and whether now in existence or hereafter entered into, affecting the use or occupancy of all or any portion of any Real Property.
“Lien” means, with respect to any property or other asset, any mortgage, deed of trust, deed to secure debt, pledge, hypothecation, assignment, deposit arrangement, security interest, lien (statutory or otherwise), charge, easement, encumbrance or other security agreement on or with respect to such property or other asset (including, without limitation, any conditional sale or other title retention agreement having substantially the same economic effect as any of the foregoing).
“Mortgage Instrument” shall mean any mortgage, deed of trust or deed to secure debt executed by a Pledgor in favor of the Collateral Agent, for the benefit of the Secured Parties, as the same may be amended, modified, extended, restated, replaced, or supplemented from time to time.
“Mortgaged Property” means, collectively, (i) each Real Property listed on Schedule 7(a) of the Perfection Certificate, (ii) each Real Property, if any, encumbered by a Mortgage Instrument delivered after the Issue Date pursuant to Section 3.4 and 4.10 and (iii) any other interest in Real Property that secures the Credit Agreement.
“Note Guarantee” means any guarantee of the Notes by any Guarantor pursuant to the Indenture.

“Patents” shall mean, collectively, with respect to each Pledgor, all patents issued or assigned to, and all patent applications and registrations made by, such Pledgor (whether established or registered or recorded in the United States or any other country or any political subdivision thereof), together with any and all (i) rights and privileges arising under applicable law with respect to such Pledgor’s use of any patents, (ii) inventions and improvements described and claimed therein, (iii) reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof and amendments thereto, (iv) income, fees, royalties, damages, claims and payments now or hereafter due and/or payable thereunder and with respect thereto including damages and payments for past, present or future infringements thereof, (v) rights corresponding thereto throughout the world and (vi) rights to sue for past, present or future infringements thereof.
“Patent Security Agreement” shall mean an agreement substantially in the form of Exhibit 4 hereto.
“Perfection Certificate” means that certain perfection certificate to be executed and delivered by the Issuer in connection with the execution and delivery of the Indenture, to be dated on or about the Issue Date and substantially in the form attached hereto as Exhibit 8.
“Pledge Amendment” shall have the meaning assigned to such term in Section 5.1 hereof.
“Pledged Collateral” shall have the meaning assigned to such term in Section 2.1 hereof.
“Pledged Securities” shall mean, collectively, with respect to each Pledgor, in each case other than Excluded Property, (i) all issued and outstanding Equity Interests of each issuer set forth on Schedules 9(a) and 9(b) to the Perfection Certificate as being owned by such Pledgor (other than Equity Interests of the Unrestricted Subsidiaries on the Issue Date) and all options, warrants, rights, agreements and additional Equity Interests of whatever class of any such issuer acquired by such Pledgor (including by issuance), together with all rights, privileges, authority and powers of such Pledgor relating to such Equity Interests in each such issuer or under any Organization Document of each such issuer, and the certificates, instruments and agreements representing such Equity Interests and any and all interest of such Pledgor in the entries on the books of any financial intermediary pertaining to such Equity Interests, (ii) all Equity Interests of any issuer (other than Equity Interests of the Unrestricted Subsidiaries on the Issue Date), which Equity Interests are hereafter acquired by such Pledgor (including by issuance) and all options, warrants, rights, agreements and additional Equity Interests of whatever class of any such issuer acquired by such Pledgor (including by issuance), together with all rights, privileges, authority and powers of such Pledgor relating to such Equity Interests or under any Organization Document of any such issuer, and the certificates, instruments and agreements representing such Equity Interests and any and all interest of such Pledgor in the entries on the books of any financial intermediary pertaining to such Equity Interests, from time to time acquired by such Pledgor in any manner, and (iii) all Equity Interests issued in respect of the Equity Interests referred to in clause (i) or (ii) upon any consolidation or merger of any issuer of such Equity Interests.

“Pledgor” shall have the meaning assigned to such term in the Preamble hereof.
“Real Property” shall mean, collectively, all right, title and interest (including any leasehold, mineral or other estate) in and to any and all parcels of or interests in real property owned, leased or operated by any Person, whether by lease, license or other means, together with, in each case, all easements, hereditaments and appurtenances relating thereto, all improvements and appurtenant fixtures and equipment, all general intangibles and contract rights and other property and rights incidental to the ownership, lease or operation thereof.
“Receivables” shall mean all (i) Accounts, (ii) Chattel Paper, (iii) Payment Intangibles, (iv) General Intangibles, (v) Instruments and (vi) all other rights to payment, whether or not earned by performance, for goods or other property sold, leased, licensed, assigned or otherwise disposed of, or services rendered or to be rendered, regardless of how classified under the UCC together with all of Pledgors’ rights, if any, in any goods or other property giving rise to such right to payment and all Collateral Support and Supporting Obligations related thereto and all Records relating thereto.
“Secured Obligations” means any principal, premium, interest (including any interest accruing subsequent to the filing of a petition in bankruptcy, reorganization or similar proceeding at the rate provided for in the documentation with respect thereto, whether or not such interest is an allowed claim under applicable state, federal or foreign law), penalties, fees, indemnifications, reimbursements (including reimbursement obligations with respect to letters of credit and banker’s acceptances), damages and other liabilities, and guarantees of payment of such principal, interest, penalties, fees, indemnifications, reimbursements, damages and other liabilities, payable under any of (i) the Indenture, the Notes (other than any Additional Notes except to the extent constituting Permitted Additional Pari Passu Obligations), the Note Guarantees and the Security Documents and (ii) any Additional Pari Passu Agreement and other documentation relating to any other Permitted Additional Pari Passu Obligations; provided that no obligations in respect of Permitted Additional Pari Passu Obligations (other than Additional Notes) shall constitute “Secured Obligations” unless the Additional Pari Passu Agent for the holders of such Permitted Additional Pari Passu Obligations has executed an Additional Pari Passu Joinder Agreement in the form of Exhibit 6 hereto and has become a party to the Intercreditor Agreement.
“Secured Parties” shall mean, collectively, the Collateral Agent, the Trustee, the Holders, each Additional Pari Passu Agent, each holder of Permitted Additional Pari Passu Obligations that constitute Secured Obligations and the other Persons the Secured Obligations owing to which are or are purported to be secured by the Collateral under the terms of the Security Documents (other than the Intercreditor Agreement).
“Securities Act” shall mean the Securities Act of 1933, as amended.
“Securities Collateral” shall mean, collectively, the Pledged Securities, the Intercompany Notes and the Distributions.

“Subsidiary” means, with respect to any person, any corporation, limited or general partnership, trust, association or other business entity of which an aggregate of at least a majority of the outstanding Voting Interests therein is, at the time, directly or indirectly, owned by such Person and/or one or more Subsidiaries of such Person.
“Title Company” shall mean any material title insurance company as shall be retained by any Pledgor.
“Trademarks” shall mean, collectively, with respect to each Pledgor, all trademarks (including service marks), slogans, logos, certification marks, trade dress, uniform resource locations (URL’s), domain names, corporate names and trade names, whether registered or unregistered, owned by or assigned to such Pledgor and all registrations and applications for the foregoing (whether statutory or common law and whether established or registered in the United States or any other country or any political subdivision thereof), together with any and all (i) rights and privileges arising under applicable law with respect to such Pledgor’s use of any trademarks, (ii) reissues, continuations, extensions and renewals thereof and amendments thereto, (iii) income, fees, royalties, damages and payments now and hereafter due and/or payable thereunder and with respect thereto, including damages, claims and payments for past, present or future infringements thereof, (iv) rights corresponding thereto throughout the world and (v) rights to sue for past, present and future infringements thereof.
“Trademark Security Agreement” shall mean an agreement substantially in the form of Exhibit 5 hereto.
“UCC” shall mean the Uniform Commercial Code as in effect from time to time in the State of New York; provided, however, that, at any time, if by reason of mandatory provisions of law, any or all of the perfection or priority of the Collateral Agent’s and the Secured Parties’ security interest in any item or portion of the Pledged Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as in effect, at such time, in such other jurisdiction for purposes of the provisions hereof relating to such perfection or priority and for purposes of definitions relating to such provisions.
“Voting Interests” means, with respect to any person, securities of any class or classes of Capital Interests in such person entitling the holders thereof generally to vote on the election of members of the board of directors or comparable body of such person.
SECTION 1.2.    Interpretation. The rules of interpretation specified in the Indenture (including Section 1.4 thereof) shall be applicable to this Agreement.
SECTION 1.3.    Resolution of Drafting Ambiguities. Each Pledgor acknowledges and agrees that it was represented by counsel in connection with the execution and delivery hereof, that it and its counsel reviewed and participated in the preparation and negotiation hereof and that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be employed in the interpretation hereof.

SECTION 1.4.    Perfection Certificate. The Collateral Agent, each Secured Party and each Pledgor agree that the Perfection Certificate and all descriptions of Pledged Collateral and Mortgaged Property, schedules, amendments and supplements thereto are and shall at all times remain a part of this Agreement.
ARTICLE II
GRANT OF SECURITY AND SECURED OBLIGATIONS
SECTION 2.1.    Grant of Security Interest. As collateral security for the payment and performance in full of all the Secured Obligations, each Pledgor hereby pledges and grants to the Collateral Agent for the benefit of the Secured Parties, a lien on and security interest in all of the right, title and interest of such Pledgor in, to and under the following property, wherever located, and whether now existing or hereafter arising or acquired from time to time (collectively, the “Pledged Collateral”):
(i)    all Accounts;
(ii)    all Equipment, Goods, Inventory and Fixtures;
(iii)    all Documents, Instruments, Promissory Notes and Chattel Paper;
(iv)    all Letters of Credit and Letter-of-Credit Rights;
(v)    all Securities Collateral;
(vi)    all Investment Property;
(vii)    all Intellectual Property Collateral;
(viii)    the Commercial Tort Claims described on Schedule 12 to the Perfection
Certificate;

(ix)    all General Intangibles;
(x)    all Money and all Deposit Accounts;
(xi)    all Supporting Obligations;
(xii)    any assets of Pledgor that now or hereafter come into the possession, custody, or control of Collateral Agent (or its agent or designee);

(xiii)    all books and records relating to the Pledged Collateral; and

(xiv)	to the extent not covered by clauses (i) through (xiii) of this sentence, all other personal property of such Pledgor, whether tangible or intangible,

and all Proceeds and products of each of the foregoing and all accessions to, substitutions and replacements for, and rents, profits and products of, each of the foregoing, any and all Proceeds of any insurance, indemnity, warranty or guaranty payable to such Pledgor from time to time with respect to any of the foregoing.
Notwithstanding anything to the contrary contained in clauses (i) through (xiii) above, the security interest created by this Agreement shall not extend to, and the term “Pledged Collateral” shall not include, any Excluded Property and from and after the Issue Date, no Pledgor shall permit to become effective in any document creating, governing or providing for any permit, license or agreement a provision that would prohibit the creation of a Lien on such permit, license or agreement in favor of the Collateral Agent unless such Pledgor believes, in its reasonable judgment, that such prohibition is usual and customary in transactions of such type, subject to the Burger King Rights.
In addition, notwithstanding anything herein to the contrary, in the event that Rule 3-10 or Rule 3-16 of Regulation S-X under the Securities Act requires (or is replaced with another rule or regulation, or any other law, rule or regulation is adopted, which would require) the filing with the Securities and Exchange Commission (or any other governmental agency) of separate financial statements of any Pledgor that is a Subsidiary of the Issuer due to the fact that such Subsidiary’s Capital Interests or other securities of such Pledgor secure the Notes and/or Permitted Additional Pari Passu Obligations affected thereby, then the Capital Interests and such other securities of such Pledgor will automatically be deemed not to be part of the Pledged Collateral securing the Notes and/or Permitted Additional Pari Passu Obligations affected thereby but only to the extent necessary to not be subject to such requirement, only for so long as required to not be subject to such requirement and only with respect to Secured Obligations affected thereby.

In the event that Rule 3-10 or Rule 3-16 of Regulation S-X under the Securities Act is amended, modified or interpreted by the Securities and Exchange Commission to permit (or is replaced with another rule or regulation, or any other law, rule or regulation is adopted, which would permit) such Pledgor’s Capital Interests and other securities to secure the Notes and/or Permitted Additional Pari Passu Obligations in excess of the amount then pledged without the filing with the Securities and Exchange Commission (or any other governmental agency) of separate financial statements of such Pledgor, then the Capital Interests and other securities of such Pledgor will automatically be deemed to be a part of the Pledged Collateral for the relevant Notes and/or Permitted Additional Pari Passu Obligations but only to the extent necessary to not be subject to any such financial statement requirement.
In accordance with the limitations set forth in the two immediately preceding paragraphs, the Pledged Collateral for the Notes and/or Permitted Additional Pari Passu Obligations will include such Pledgor’s Capital Interests only to the extent that the applicable value of such Capital Interests (on a Subsidiary-by-Subsidiary basis) is less than 20% of the aggregate principal amount of the Notes outstanding. Following the date hereof, however, the portion of the Capital Interests of Subsidiaries constituting Pledged Collateral may increase or decrease as described above.

SECTION 2.2.    Filings. Each Pledgor hereby irrevocably authorizes the Collateral Agent at any time and from time to time to file (in the event such Pledgor fails to do so in the first instance) in any relevant jurisdiction any financing statements (including fixture filings) and amendments thereto that contain the information required by Article 9 of the UCC of each applicable jurisdiction for the filing of any financing statement or amendment relating to the Pledged Collateral, including (i) whether such Pledgor is an organization, the type of organization and any organizational identification number issued to such Pledgor, (ii) any financing or continuation statements or other documents without the signature of such Pledgor where permitted by law, including the filing of a financing statement describing the Pledged Collateral as “all assets now owned or hereafter acquired by the Pledgor or in which Pledgor otherwise has rights” and (iii) in the case of a financing statement filed as a fixture filing or covering Pledged Collateral constituting minerals or the like to be extracted or timber to be cut, a sufficient description of the real property to which such Pledged Collateral relates. Each Pledgor agrees to provide all information described in the immediately preceding sentence to the Collateral Agent promptly upon request by the Collateral Agent.
(a)    Each Pledgor hereby ratifies its authorization for the Collateral Agent to file in any relevant jurisdiction any financing statements relating to the Pledged Collateral if filed prior to the date hereof.
(b)    Each Pledgor hereby further authorizes the Collateral Agent to file filings with the United States Patent and Trademark Office or United States Copyright Office (or any successor office or any similar office in any other country) (in the event such Pledgor fails to do so in the first instance), including the Copyright Security Agreement, the Patent Security Agreement and the Trademark Security Agreement, or other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the security interest granted by such Pledgor hereunder, without the signature of such Pledgor, and naming such Pledgor, as debtor, and the Collateral Agent, as secured party.
(c)    Notwithstanding the foregoing authorizations, in no event shall the Collateral Agent be obligated to prepare or file any financing statements whatsoever, or to maintain the perfection of the security interest granted hereunder. Each Pledgor agrees to prepare, record and file, at its own expense, financing statements (and continuation statements when applicable) with respect to the Collateral now existing or hereafter created meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect and maintain perfected the Collateral, and to deliver a file stamped copy of each such financing statement or other evidence of filing to the Collateral Agent. Neither the Trustee nor the Collateral Agent shall be under any obligation whatsoever to file any such financing or continuation statements or intellectual property filings, as applicable, to make any other filing under the UCC, with the United States Patent and Trademark Office or the United States Copyright Office, as applicable, in connection with this Agreement.

SECTION 2.3.    Second Priority Nature of Liens. Notwithstanding anything herein to the contrary, the lien and security interest granted to the Collateral Agent pursuant to this Agreement shall be a second priority lien on and security interest in the Pledged Collateral and the exercise of any right or remedy by the Collateral Agent hereunder is subject to the provisions of the Intercreditor Agreement. In the event of any conflict between the terms of the Intercreditor Agreement and this Agreement, the terms of the Intercreditor Agreement shall govern and control. Notwithstanding anything herein to the contrary, prior to the Discharge of First Lien Obligations (as defined in the Intercreditor Agreement), the requirements of this Agreement to deliver Pledged Collateral and any certificates, instruments or Documents in relation thereto to the Collateral Agent shall be deemed satisfied by delivery of such Pledged Collateral and such certificates, instruments or Documents in relation thereto to the First Lien Agent (as bailee and non-fiduciary agent for the Collateral Agent).
Each Pledgor agrees that, in the event any Pledgor, pursuant to the First Lien Security Agreement, takes any action to grant or perfect a Lien in favor of the First Lien Agent in any assets (other than assets described in clause (i) of the definition of Excluded Property and other than control agreements with respect to any Deposit Accounts, Securities Accounts or Commodities Accounts), such Pledgor shall also take such action to grant or perfect a Lien (subject to the Intercreditor Agreement) in favor of the Collateral Agent to secure the Secured Obligations without request of the Collateral Agent, including with respect to any property and Real Property in which the First Lien Agent directs a Pledgor to grant or perfect a Lien or take such other action under the First Lien Security Agreement.
ARTICLE III
PERFECTION; SUPPLEMENTS; FURTHER ASSURANCES;
USE OF PLEDGED COLLATERAL
SECTION 3.1.    Delivery of Certificated Securities Collateral. Each Pledgor represents and warrants that all certificates, agreements or instruments representing or evidencing the Securities Collateral in existence on the date hereof, have been delivered to the First Lien Agent for the benefit of the Collateral Agent in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank, and that the Collateral Agent has a perfected second priority security interest therein. Each Pledgor hereby agrees that all certificates, agreements or instruments representing or evidencing Securities Collateral acquired by such Pledgor after the date hereof shall promptly (but in any event within thirty (30) days after receipt thereof by such Pledgor) be delivered to and held by or on behalf of the Collateral Agent pursuant hereto and the Intercreditor Agreement. The requirements in the preceding two sentences shall not apply (i) to the extent that the face value of the Securities Collateral (other than any Subsidiary Equity Interests) does not exceed $1,000,000 in the aggregate for all Pledgors or (ii) to the Intercompany Notes. All certificated Securities Collateral shall be in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank. Subject to the Burger King Rights, the Collateral Agent shall have the right, at any time upon the occurrence and during the continuance of any Event of Default, to endorse, assign or otherwise transfer to or to register in the name of the Collateral Agent or any of its nominees or endorse for negotiation any or all of the Securities

Collateral, without any indication that such Securities Collateral is subject to the security interest hereunder. In addition, upon the occurrence and during the continuance of an Event of Default, the Collateral Agent shall have the right at any time to exchange certificates representing or evidencing Securities Collateral for certificates of smaller or larger denominations.
SECTION 3.2.    Perfection of Uncertificated Securities Collateral. Each Pledgor represents and warrants that the Collateral Agent has a perfected second priority security interest in all uncertificated Pledged Securities pledged by it hereunder that are in existence on the date hereof. Each Pledgor hereby agrees that if any of the Pledged Securities are at any time not evidenced by certificates of ownership, then each applicable Pledgor shall, to the extent permitted by applicable law, (i) cause the issuer to execute and deliver to the Collateral Agent an acknowledgment of the pledge of such Pledged Securities substantially in the form of Exhibit 1 hereto, (ii) if necessary or desirable to perfect a security interest in such Pledged Securities, cause such pledge to be recorded on the equityholder register or the books of the issuer, execute any customary pledge forms or other documents necessary or appropriate to complete the pledge and give the Collateral Agent the right to transfer such Pledged Securities under the terms hereof, and (iii) after the occurrence and during the continuance of any Event of Default if required by the First Lien Agent, (A) cause the Organization Documents of each such issuer that is a Subsidiary of the Issuer to be amended to provide that such Pledged Securities shall be treated as “securities” for purposes of the UCC and (B) cause such Pledged Securities of such issuers to become certificated and delivered to the Collateral Agent in accordance with the provisions of Section 3.1.
SECTION 3.3.    Financing Statements and Other Filings; Maintenance of Perfected Security Interest. Each Pledgor represents and warrants that all financing statements, agreements (other than control agreements with respect to any Deposit Accounts, Securities Accounts or Commodities Accounts), instruments and other documents necessary to perfect the security interest granted by it to the Collateral Agent in respect of the Pledged Collateral have been delivered to the Collateral Agent in completed and, to the extent necessary, duly executed form for filing in each governmental, municipal or other office specified in Schedule 6 to the Perfection Certificate. Each Pledgor agrees that at the sole cost and expense of the Pledgors, such Pledgor will maintain the security interest created by this Agreement in the Pledged Collateral (other than control agreements with respect to any Deposit Accounts, Securities Accounts or Commodities Accounts) as a perfected second priority security interest subject only to Permitted Collateral Liens and the Burger King Rights and file all UCC-3 continuation statements necessary to continue the perfection of the security interest created by this Agreement.
SECTION 3.4.    Other Actions. In order to further ensure the attachment, perfection and priority of, and the ability of the Collateral Agent to enforce, the Collateral Agent’s security interest in the Pledged Collateral, each Pledgor represents and warrants (as to itself) as follows and agrees, in each case at such Pledgor’s own expense, to take the following actions with respect to the following Pledged Collateral:
(a)    Instruments and Tangible Chattel Paper. As of the date hereof, no amounts payable under or in connection with any of the Pledged Collateral are evidenced by any

Instrument or Tangible Chattel Paper other than such Instruments and Tangible Chattel Paper listed in Schedule 10 to the Perfection Certificate. Subject to Section 3.1, each Instrument and each item of Tangible Chattel Paper listed in Schedule 10 to the Perfection Certificate not constituting Excluded Property has been properly endorsed, assigned and delivered to the Collateral Agent, accompanied by instruments of transfer or assignment duly executed in blank. At any time such requirements apply, the applicable Pledgor shall give written notice thereof to the Collateral Agent in accordance with Section 13.2 of the Indenture and the Collateral Agent shall not be charged with any knowledge that such requirements are applicable unless such notice has been given. If any amount then payable under or in connection with any of the Pledged Collateral shall be evidenced by any Instrument or Tangible Chattel Paper, and such amount, together with all amounts payable evidenced by any Instrument or Tangible Chattel Paper not previously delivered to the Collateral Agent exceeds $1,000,000 in the aggregate for all Pledgors, the Pledgor acquiring such Instrument or Tangible Chattel Paper shall promptly (but in any event within thirty (30) days after receipt thereof), subject to Section 3.1, endorse, assign and deliver the same to the Collateral Agent, accompanied by such instruments of transfer or assignment duly executed in blank.
(b)    Electronic Chattel Paper and Transferable Records. As of the date hereof, no amount under or in connection with any of the Pledged Collateral is evidenced by any Electronic Chattel Paper or any “transferable record” (as that term is defined in Section 201 of the Federal Electronic Signatures in Global and National Commerce Act, or in Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction) other than such Electronic Chattel Paper and transferable records listed in Schedule 10 to the Perfection Certificate. If any amount payable under or in connection with any of the Pledged Collateral shall be evidenced by any Electronic Chattel Paper or any transferable record, the Pledgor acquiring such Electronic Chattel Paper or transferable record shall promptly notify the Collateral Agent thereof, in writing, and shall take such action as is reasonably necessary to vest in the Collateral Agent control of such Electronic Chattel Paper under Section 9‑105 of the UCC or control under Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or, as the case may be, Section 16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record. The requirement in the preceding sentence shall not apply to the extent that such amount, together with all amounts payable evidenced by Electronic Chattel Paper or any transferable record in which the Collateral Agent has not been vested control within the meaning of the statutes described in the immediately preceding sentence, does not exceed $3,000,000 in the aggregate for all Pledgors. At any time such requirement applies, the applicable Pledgor shall give written notice thereof to the Collateral Agent in accordance with Section 13.2 of the Indenture and the Collateral Agent shall not be charged with any knowledge that such requirements are applicable unless such notice has been given. The Pledgors may make alterations to the Electronic Chattel Paper or transferable record, provided that such alterations are permitted under Section 9-105 of the UCC or Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or Section 16 of the Uniform

Electronic Transactions Act, as determined by the Issuer, and unless an Event of Default has occurred and is continuing.
(c)    Letter-of-Credit Rights. If any Pledgor is at any time a beneficiary under a Letter of Credit now or hereafter issued, such Pledgor shall promptly (but in any event within thirty (30) days after receipt thereof by such Pledgor) notify the Collateral Agent thereof, in writing, and such Pledgor shall, either (i) use commercially reasonable efforts to arrange for the issuer and any confirmer of such Letter of Credit to consent to an assignment to the Collateral Agent of the proceeds of any drawing under the Letter of Credit or (ii) arrange for the Collateral Agent to become the transferee beneficiary of such Letter of Credit, with the Collateral Agent agreeing, in each case, that the proceeds of any drawing under the Letter of Credit are to be applied as provided in the Indenture. The actions in the preceding sentence shall not be required to the extent that the amount of any such Letter of Credit, together with the aggregate amount of (a) all other Letters of Credit for which the actions described above in clause (i) and (ii) have not been taken and (b) all Commercial Tort Claims in which the Collateral Agent does not have a perfected security interest and (c)  all motor vehicles (and any such other Equipment covered by certificates of title or ownership) as to which any Pledgor has not delivered a certificate of title or ownership to the Collateral Agent, does not exceed $5,000,000 in the aggregate for all Pledgors. At any time such action is required, the applicable Pledgor shall give written notice thereof to the Collateral Agent in accordance with Section 13.2 of the Indenture and the Collateral Agent shall not be charged with any knowledge that such requirement is applicable unless such notice has been given.
(d)    Commercial Tort Claims. As of the date hereof, each Pledgor hereby represents and warrants that it holds no Commercial Tort Claims other than those listed in Schedule 12 to the Perfection Certificate. If any Pledgor shall at any time hold or acquire a Commercial Tort Claim, such Pledgor shall promptly, and in any event within thirty (30) days, notify the Collateral Agent in writing signed by such Pledgor of the brief details thereof and grant to the Collateral Agent in such writing a security interest therein and in the Proceeds thereof, all upon the terms of this Agreement, with such writing to be in such form and substance as is reasonably necessary to grant a security interest in such Commercial Tort Claim. The requirement in the preceding sentence shall not apply to the extent that the amount of such Commercial Tort Claim, together with the amount of (a) all other Commercial Tort Claims held by any Pledgor in which the Collateral Agent does not have a perfected security interest, (b) all Letters of Credit (except to the extent constituting Supporting Obligations) in which the Collateral Agent does not have a perfected security interest and (c) all motor vehicles (and any such other Equipment covered by certificates of title or ownership) as to which any Pledgor has not delivered a certificate of title or ownership to the Collateral Agent, does not exceed $5,000,000 in the aggregate for all Pledgors. At any time such requirement applies, the applicable Pledgor shall give written notice thereof to the Collateral Agent in accordance with Section 13.2 of the Indenture and the Collateral Agent shall not be charged with any knowledge that such requirement is applicable unless such notice has been given.

(e)    Each Pledgor shall deliver to the First Lien Agent for the benefit of the Collateral Agent originals of the certificates of title or ownership for the motor vehicles (and any other Equipment covered by certificates of title or ownership) owned by it, with the Collateral Agent listed as lienholder therein.  Such requirement shall not apply to the extent the aggregate amount of (a) all motor vehicles (and any such other Equipment covered by certificates of title or ownership) as to which any Pledgor has not delivered a certificate of title or ownership to the Collateral Agent, (b) all Commercial Tort Claims in which the Collateral Agent does not have a perfected security interest and (c) all Letters of Credit (except to the extent constituting Supporting Obligations) in which the Collateral Agent does not have a perfected security, does not exceed $5,000,000 in the aggregate for all Pledgors.
(f)    After-Acquired Collateral. Unless otherwise provided, upon the acquisition by the Issuer or any Guarantor after the date hereof (1) any after-acquired assets, including, but not limited to, any after-acquired Real Property or any Equipment or Fixtures which constitute accretions, additions or technological upgrades to the Equipment or Fixtures or any working capital assets that, in any such case, form part of the Collateral, or (2) any replacement assets, the Issuer or such Pledgor shall execute and deliver, (i) with regard to any Real Property that is acquired for the purpose of serving as a restaurant, mortgages and related documentation and opinions as specified in Section 4.10 hereof within 365 days of the date of acquisition, (ii) with regard to any other Real Property, mortgages and related documentation and opinions as specified in Section 4.10 within 180 days of the date of acquisition (or such later date as any applicable regulatory approvals have been obtained) and (iii) to the extent required by the Security Documents, any information, documentation, financing statements or other certificates as may be necessary to vest in the Collateral Agent a perfected security interest, subject only to Permitted Liens and the Burger King Rights, in such after-acquired Property (other than Excluded Property and Collateral that the Issuer or such Guarantor is not required to take actions to perfect) and to have such after-acquired Property added to the Collateral, and thereupon all provisions of the Indenture, the Security Documents and the Intercreditor Agreement relating to the Collateral shall be deemed to relate to such after-acquired Property to the same extent and with the same force and effect.
For the avoidance of doubt, no Pledgor hereunder shall be required to enter into deposit account control agreements and securities account control agreements for the benefit of the Collateral Agent with respect to checking, savings or other accounts (including Deposit Accounts, Securities Accounts and Commodities Accounts) of any Pledgor at any bank or other financial institution.
SECTION 3.5.    Joinder of Additional Guarantors. The Pledgors shall cause each Subsidiary of the Issuer which, from time to time, after the date hereof shall be required to pledge any assets to the Collateral Agent for the benefit of the Secured Parties pursuant to the provisions of the Indenture, to execute and deliver to the Collateral Agent (a)  a joinder agreement to this Agreement in the form of Exhibit 7 hereto and (b) a Perfection Certificate, in each case, within thirty (30) days of the date on which it was acquired or created and, in each case, upon such execution and delivery, such Subsidiary shall constitute a “Pledgor” for all purposes hereunder with the same force and effect as if originally named as a Pledgor herein. The execution and delivery of such joinder agreement shall not require the consent of any Pledgor hereunder. The rights and obligations of each Pledgor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor and Pledgor as a party to this Agreement.
SECTION 3.6.    Supplements; Further Assurances. Each Pledgor shall take such further actions, and execute and/or deliver to the Collateral Agent such additional financing statements, amendments, assignments, agreements (other than control agreements with respect to any Deposit Accounts, Securities Accounts or Commodities Accounts), supplements, powers and instruments, as is reasonably necessary in order to create, perfect, preserve and protect the security interest in and lien on the Pledged Collateral and the Mortgaged Property as provided herein and the rights and interests granted to the Collateral Agent hereunder, to carry into effect the purposes hereof or better to assure and confirm the validity, enforceability and priority of the Collateral Agent’s security interest in and lien on the Pledged Collateral and Mortgaged Property or permit the Collateral Agent to exercise and enforce its rights, powers and remedies hereunder and the other Security Documents with respect to any Pledged Collateral and Mortgaged Property, including the filing of financing statements, continuation statements and other documents (including this Agreement) under the UCC (or other similar laws) in effect in any jurisdiction with respect to the security interest created hereby and in such offices (including the United States Patent and Trademark Office and the United States Copyright Office) wherever required by law to perfect, continue and maintain the validity, enforceability and priority of the security interest in and lien on the Pledged Collateral and Mortgaged Property as provided herein and the other Security Documents and to preserve the other rights and interests granted to the Collateral Agent hereunder and the other Security Documents, as against third parties, with respect to the Pledged Collateral and Mortgaged Property. Without limiting the generality of the foregoing, each Pledgor shall make, execute, endorse, acknowledge, file or refile and/or deliver to the Collateral Agent from time to time such lists, schedules, descriptions and designations of the Pledged Collateral and Mortgaged Property, copies of warehouse receipts, receipts in the nature of warehouse receipts, bills of lading, documents of title, vouchers, invoices, schedules, confirmatory assignments, supplements, additional security agreements, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments as the Collateral Agent may reasonably request (provided, however, that the Collateral Agent shall be under no obligation to so request). If an Event of Default has occurred and is continuing, the Collateral Agent may institute and maintain, in its own name or in the name of any Pledgor, such suits and proceedings as the Collateral Agent may deem necessary or expedient to prevent any impairment of the security interest in or lien on or the perfection thereof in the Pledged Collateral and Mortgaged Property. All of the foregoing shall be at the sole cost and expense of the Pledgors.
REPRESENTATIONS, WARRANTIES AND COVENANTS
Each Pledgor represents, warrants and covenants as follows:

SECTION 4.1.    Title. Except for the security interest granted to the Collateral Agent for the benefit of the Secured Parties pursuant to this Agreement and Permitted Liens, such Pledgor owns and has all material rights and, as to Pledged Collateral acquired by it from time to time after the date hereof, will own and have rights in each item of Pledged Collateral pledged by it hereunder, free and clear of any and all Liens other than the Permitted Collateral Liens and the Burger King Rights. In addition, no Liens exist on the Securities Collateral, other than as permitted by Section 4.12 of the Indenture and with respect to the Burger King Rights.
SECTION 4.2.    Validity of Security Interest. The security interest in and Lien on the Pledged Collateral (other than assets described in clause (i) of the definition of Excluded Property and other than control agreements with respect to any Deposit Accounts, Securities Accounts or Commodities Accounts) granted to the Collateral Agent for the benefit of the Secured Parties hereunder constitutes (a) a legal and valid security interest in all the Pledged Collateral securing the payment and performance of the Secured Obligations, and (b) subject to the filings and other actions described in Schedule 6 to the Perfection Certificate (to the extent required to be listed on the schedules to the Perfection Certificate as of the date this representation is made or deemed made), a perfected security interest in all the Pledged Collateral. The security interest and Lien granted to the Collateral Agent for the benefit of the Secured Parties pursuant to this Agreement in and on the Pledged Collateral (other than control agreements with respect to Deposit Accounts, Securities Accounts or Commodities Accounts) will at all times constitute a perfected, continuing security interest therein, prior to all other Liens on the Pledged Collateral except for Permitted Collateral Liens and the Burger King Rights.
SECTION 4.3.    Defense of Claims; Transferability of Pledged Collateral. Each Pledgor shall, at its own cost and expense, defend title to the Pledged Collateral pledged by it hereunder and the security interest therein and Lien thereon granted to the Collateral Agent and the priority thereof against all claims and demands of all persons, at its own cost and expense, at any time claiming any interest therein adverse to the Collateral Agent or any other Secured Party other than Permitted Collateral Liens and the Burger King Rights. There is no agreement (other than with respect to Permitted Collateral Liens and the Burger King Rights and the First Lien Credit Agreement and the Intercreditor Agreement), order, judgment or decree, and no Pledgor shall enter into any agreement (other than with respect to Permitted Collateral Liens and the First Lien Credit Agreement and the Intercreditor Agreement) or take any other action, that would restrict the transferability of any of the Pledged Collateral or otherwise impair or conflict with such Pledgor’s obligations or the rights of the Collateral Agent hereunder.
SECTION 4.4.    Other Financing Statements. It has not filed, nor authorized any third party to file (nor will there be), any valid or effective financing statement (or similar statement, instrument of registration or public notice under the law of any jurisdiction) covering or purporting to cover any interest of any kind in the Pledged Collateral, except such as have been filed in favor of the First Lien Agent or in favor of the Collateral Agent pursuant to this Agreement or in favor of any holder of a Permitted Collateral Lien with respect to such Lien or financing statements or public notices relating to the termination statements listed on Schedule 8 to the Perfection Certificate. No Pledgor shall execute, authorize or permit to be filed in any public office any financing statement (or similar statement, instrument of registration or public notice under the law of any jurisdiction) relating to any Pledged Collateral, except financing statements and other statements and instruments filed or to be filed in respect of and covering the security interests granted by such Pledgor to the holders of the Permitted Liens.
Location of Inventory and Equipment. It shall not move any Equipment or Inventory with a fair market value in excess of $3,000,000 in the aggregate to any location, other than any location that is listed in the relevant Schedules to the Perfection Certificate, unless it shall have given the Collateral Agent not less than 30 days’ prior written notice of its intention so to do, clearly describing such new location and confirming the attachment of the Lien and security interest created by this Agreement to the Collateral located in the new location, and confirming further that each Pledgor has executed and filed any instruments or statements necessary to create, preserve or perfect the Collateral Agent’s security interest in such relocated Collateral; provided that in no event shall any Equipment or Inventory be moved to any location outside of the continental United States.
SECTION 4.6.    Due Authorization and Issuance. All of the Pledged Securities existing on the date hereof have been, and to the extent any Pledged Securities are hereafter issued, such Pledged Securities will be, upon such issuance, duly authorized, validly issued and fully paid and non-assessable to the extent applicable. To the knowledge of the Pledgors, there is no amount or other obligation owing by any Pledgor to any issuer of the Pledged Securities in exchange for or in connection with the issuance of the Pledged Securities or any Pledgor’s status as a partner or a member of any issuer of the Pledged Securities.
SECTION 4.7.    Consents, etc. In the event that the Collateral Agent desires to exercise any remedies, voting or consensual rights or attorney-in-fact powers set forth in this Agreement or the other Security Documents and determines it necessary to obtain any approvals or consents of any Governmental Authority or any other person therefor, then, upon the reasonable request of the Collateral Agent, such Pledgor agrees to use its commercially reasonable efforts to assist and aid the Collateral Agent to obtain as soon as practicable any necessary approvals or consents for the exercise of any such remedies, rights and powers.
SECTION 4.8.    Pledged Collateral and Mortgaged Property. All information set forth herein, including the schedules hereto, and all information contained in any documents, schedules and lists heretofore delivered to any Secured Party, including the Perfection Certificate and the schedules thereto, in connection with this Agreement, in each case, relating to the Pledged Collateral and Mortgaged Property, is accurate and complete in all material respects. The Pledged Collateral and Mortgaged Property described on the schedules to the Perfection Certificate constitutes all of the property of such type of Pledged Collateral and Mortgaged Property owned or held by the Pledgors (other than Excluded Property).
SECTION 4.9.    Insurance. In the event that the proceeds of any insurance claim are paid to any Pledgor after the Collateral Agent has exercised its right to foreclose after an Event of Default, such Net Cash Proceeds shall, subject to the Intercreditor Agreement, be held in trust for the benefit of the Collateral Agent and promptly after receipt thereof shall be paid to the Collateral Agent for application in accordance with Section 6.10 of the Indenture.

SECTION 4.10.    Post-Closing Collateral Matters. The Issuer and each applicable Pledgor shall comply with the following requirements with respect to post-closing collateral matters:
(a)    Real Property Collateral. Within ninety (90) days after the Issue Date (or as soon as practical thereafter using commercially reasonable efforts), the Collateral Agent shall have received, in form and substance substantially similar to those delivered to the First Lien Agent in connection with the creation of a first priority (but only to the extent so delivered), perfected Lien on such Real Property in accordance with the Credit Agreement:
(i)    fully executed and notarized Mortgage Instrument encumbering the Mortgaged Properties as to properties owned by the Pledgors;
(ii)    maps or plats of an as-built survey of the sites of the Mortgaged Properties; it being agreed that the surveys in existence on the Issue Date and provided to the Collateral Agent pursuant to the terms of this clause (ii) (along with a certificate of an officer of the Issuer in form and substance substantially similar to that delivered to the First Lien Agent in connection with the creation of a first priority, perfected Lien on such Real Property in accordance with the Credit Agreement) are satisfactory so long as substantially similar to the surveys delivered to the First Lien Agent under the Credit Agreement;
(iii)     an environmental questionnaire executed by an officer of the Issuer with respect to all owned Mortgaged Properties, along with third-party environmental reviews of all owned Mortgaged Properties, including but not limited to Phase I environmental assessments; it being agreed that the Phase I environmental assessments in existence on the Issue Date and provided to the First Lien Agent pursuant to the terms of this clause (iii) are satisfactory;
(iv)    to the extent delivered to the First Lien Agent in connection with the creation of a first priority, perfected Lien on such Mortgaged Properties in accordance with the Credit Agreement, opinions of counsel to the Pledgors for each jurisdiction in which the Mortgaged Properties are located in form and substance substantially similar to those delivered to the First Lien Agent; and
(v)    to the extent available, zoning letters from each municipality or other governmental authority for each jurisdiction in which the Mortgaged Properties are located.
Neither the Collateral Agent nor the Trustee undertakes any responsibility whatsoever to determine whether any of the foregoing covenants in this Section 4.10 have been satisfied, and neither shall have any liability whatsoever arising out of the failure of the Issuer or any of the Pledgors to satisfy such post-closing requirements, other than to take receipt of the Officers' Certificate described in the next sentence. Within 210 days of the date hereof, the Issuer shall deliver to the Collateral Agent and the

Trustee an Officers' Certificate (upon which the Trustee and Collateral Agent shall be fully protected in relying), certifying that (i) the deliverables indicated above in this Section 4.10 are substantially similar in form and substance to those delivered to the First Lien Agent (other than the subordination provisions contained therein) and (ii) the post-closing covenants set forth in Section 4.10 have been satisfied.
SECTION 4.11.    Notice of Changes. No Pledgor shall effect any change in (i) its legal name, (ii) in the location of its chief executive office, (iii) in its identity or organizational structure, (iv) in its Federal Taxpayer Identification Number or organizational identification number, if any, or (v) in its jurisdiction of organization (in each case, including by merging with or into any other entity, reorganizing, dissolving, liquidating, reorganizing or organizing in any other jurisdiction), until (A) it shall have given the Collateral Agent not less than 15 days’ prior written notice (in the form of an Officers’ Certificate) of its intention so to do, clearly describing such change and providing such other information in connection therewith as the Collateral Agent may reasonably request and (B) it shall have taken all action reasonably necessary to maintain the perfection and priority of the security interest of the Collateral Agent for the benefit of the Secured Parties in the Pledged Collateral, if applicable.
SECTION 4.12.    No Impairment of the Security Interests. No Pledgor shall take any action, or knowingly or negligently omit to take any action, which action or omission might or would have the result of materially impairing the security interest with respect to the Pledged Collateral or Mortgaged Property (for the avoidance of doubt, (i) Permitted Collateral Liens, (ii) the entry by the Issuer or its Subsidiaries into Franchise Agreements that provide for the Burger King Rights and (iii) the omission by the Issuer or its Subsidiaries to enter into control agreements with respect to any Deposit Accounts, Securities Accounts or Commodities Accounts shall not, in each case, be deemed to materially impair the security interest).
ARTICLE V

CERTAIN PROVISIONS CONCERNING SECURITIES COLLATERAL
SECTION 5.1.    Pledge of Additional Securities Collateral. Each Pledgor shall, upon obtaining any Pledged Securities or Intercompany Notes of any person, accept the same in trust for the benefit of the Collateral Agent and, in the case of any Pledged Securities or Intercompany Notes (other than Loan Party Intercompany Notes) having a face value in excess of $3,000,000 in the aggregate at any one time outstanding or any Equity Interests of a Subsidiary (other than an Unrestricted Subsidiary) promptly (but in any event within thirty (30) days after receipt thereof) deliver to the Collateral Agent a pledge amendment, duly executed by such Pledgor, in substantially the form of Exhibit 2 hereto (each, a “Pledge Amendment”), and, subject to the Intercreditor Agreement, the certificates and other documents required under Section 3.1 and Section 3.2 hereof in respect of the additional Pledged Securities or Intercompany Notes which are to be pledged pursuant to this Agreement, and confirming the attachment of the Lien hereby created on and in respect of such additional Pledged Securities or Intercompany Notes. Each Pledgor hereby authorizes the Collateral Agent to attach each Pledge Amendment to this Agreement and agrees that all Pledged Securities or Intercompany Notes listed on any Pledge Amendment delivered to the Collateral Agent shall for all purposes hereunder be considered Pledged Collateral.
SECTION 5.2.    Voting Rights; Distributions; etc.
(a)    So long as no Event of Default shall have occurred and be continuing:
(i)    Each Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Securities Collateral or any part thereof for any purpose not inconsistent with the terms or purposes hereof, the Indenture or any other document evidencing the Secured Obligations.
(ii)    Each Pledgor shall be entitled to receive and retain, and to utilize free and clear of the Lien hereof, any and all Distributions, but only if and to the extent made in accordance with the provisions of the Indenture; provided, however, that any and all such Distributions consisting of rights or interests in the form of securities shall, subject to the Intercreditor Agreement and Section 5.1 hereof, be forthwith delivered to the Collateral Agent to hold as Pledged Collateral and shall, if received by any Pledgor, be received in trust for the benefit of the Collateral Agent, be segregated from the other property or funds of such Pledgor and be promptly (but in any event within five days after receipt thereof) delivered to the Collateral Agent as Pledged Collateral in the same form as so received (with any necessary endorsement).
(b)    So long as no Event of Default shall have occurred and be continuing, the Collateral Agent shall be deemed without further action or formality to have granted to each Pledgor all necessary consents relating to voting rights and shall, if necessary, upon written request of any Pledgor and at the sole cost and expense of the Pledgors, from time to time execute and deliver (or cause to be executed and delivered) to such Pledgor all such instruments as such Pledgor may reasonably request in order to permit such Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to Section 5.2(a)(i) hereof and to receive the Distributions which it is authorized to receive and retain pursuant to Section 5.2(a)(ii) hereof.
(c)    Upon the occurrence and during the continuance of any Event of Default and upon notice from the Collateral Agent acting at the direction of the holders of a majority of the outstanding Secured Obligations and subject to the Burger King Rights:
(i)    All rights of each Pledgor to exercise the voting and other consensual rights it would otherwise be entitled to exercise pursuant to Section 5.2(a)(i) hereof shall immediately cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall thereupon have the sole right to exercise such voting and other consensual rights.
(ii)    All rights of each Pledgor to receive Distributions which it would otherwise be authorized to receive and retain pursuant to Section 5.2(a)(ii) hereof shall immediately cease and all such rights shall thereupon become vested in the Collateral Agent, which shall thereupon have the sole right to receive and hold as Pledged Collateral such Distributions.
(d)    Each Pledgor shall, at its sole cost and expense, from time to time execute and deliver to the Collateral Agent appropriate instruments in order to permit the Collateral Agent to exercise the voting and other rights which it may be entitled to exercise pursuant to Section 5.2(c)(i) hereof and to receive all Distributions which it may be entitled to receive under Section 5.2(c)(ii) hereof.
(e)    All Distributions which are received by any Pledgor contrary to the provisions of Section 5.2(a)(ii) hereof shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other funds of such Pledgor and shall immediately be paid over to the Collateral Agent as Pledged Collateral in the same form as so received (with any necessary endorsement).
SECTION 5.3.    Defaults, etc. Each Pledgor hereby represents and warrants that (i) such Pledgor is not in default in the payment of any portion of any mandatory capital contribution, if any, required to be made under any agreement to which such Pledgor is a party relating to the Pledged Securities pledged by it , (ii) no Securities Collateral pledged by such Pledgor is subject to any defense, offset or counterclaim, nor have any of the foregoing been asserted or alleged against such Pledgor by any person with respect thereto, and (iii) as of the date hereof, there are no certificates, instruments, documents or other writings (other than the Organization Documents that have been delivered to the First Lien Agent and certificates representing such Pledged Securities that have been delivered to the First Lien Agent on behalf of the Collateral Agent) which evidence any Pledged Securities of such Pledgor.
SECTION 5.4.    Certain Agreements of Pledgors As Issuers and Holders of Equity Interests.
(a)    In the case of each Pledgor which is an issuer of Securities Collateral, such Pledgor agrees to be bound by the terms of this Agreement relating to the Securities Collateral issued by it and will comply in all material respects with such terms insofar as such terms are applicable to it.
(b)    In the case of each Pledgor which is a partner, shareholder or member, as the case may be, in a partnership, limited liability company or other entity, such Pledgor hereby consents to the extent required by the applicable Organization Document to the pledge by each other Pledgor, pursuant to the terms hereof, of the Pledged Securities in such partnership, limited liability company or other entity and, upon the occurrence and during the continuance of an Event of Default and subject to the Burger King Rights, to the transfer of such Pledged Securities to the Collateral Agent or its nominee and to the substitution of the Collateral Agent or its nominee as a substituted partner, shareholder or member in such partnership, limited liability company or other entity with all the rights, powers and duties of a general partner, limited partner, shareholder or member, as the case may be.

ARTICLE VI
CERTAIN PROVISIONS CONCERNING INTELLECTUAL
PROPERTY COLLATERAL
SECTION 6.1.    Grant of Intellectual Property License. For the purpose of enabling the Collateral Agent, during the continuance of an Event of Default, to exercise rights and remedies under Article VIII hereof at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, and for no other purpose, each Pledgor hereby grants to the Collateral Agent, to the extent assignable, an irrevocable, non-exclusive license to use, assign, license or sublicense any of the Intellectual Property Collateral now owned or hereafter acquired by such Pledgor, wherever the same may be located. Such license shall include access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout hereof.
SECTION 6.2.    Protection of Collateral Agent’s Security. On a continuing basis, each Pledgor shall, at its sole cost and expense, (i) promptly following its becoming aware thereof, notify the Collateral Agent, in writing, of any adverse determination in any proceeding or the institution of any proceeding in any federal, state or local court or administrative body or in the United States Patent and Trademark Office or the United States Copyright Office regarding any Intellectual Property Collateral, such Pledgor’s right to register such Intellectual Property Collateral or its right to keep and maintain such registration in full force and effect to the extent that such Intellectual Property Collateral exceeds $1,000,000, (ii) maintain all Intellectual Property Collateral as presently used and operated, (iii) not permit to lapse or become abandoned any Intellectual Property Collateral, and not settle or compromise any pending or future litigation or administrative proceeding with respect to any such Intellectual Property Collateral, in either case except as shall be consistent with commercially reasonable business judgment, (iv) upon such Pledgor obtaining knowledge thereof, promptly notify the Collateral Agent in writing of any event which may be reasonably expected to materially and adversely affect the value or utility of any Intellectual Property Collateral or the rights and remedies of the Collateral Agent in relation thereto including a levy or threat of levy or any legal process against any Intellectual Property Collateral, (v) not license any Intellectual Property Collateral other than licenses entered into by such Pledgor in, or incidental to, the ordinary course of business, or amend or permit the amendment of any of the licenses in a manner that materially and adversely affects the right to receive payments thereunder, or in any manner that would materially impair the value of any Intellectual Property Collateral or the Lien on and security interest in the Intellectual Property Collateral created therein hereby and (vi) diligently keep adequate records respecting all Intellectual Property Collateral.
SECTION 6.3.    After-Acquired Property. If any Pledgor shall at any time after the date hereof (i) obtain any rights to any additional Intellectual Property Collateral or (ii) become entitled to the benefit of any additional Intellectual Property Collateral or any renewal or extension thereof, including any reissue, division, continuation, or continuation-in-part of any Intellectual Property Collateral, or any improvement on any Intellectual Property Collateral, or if any intent-to use trademark application is no longer subject to clause (d) of the definition of Excluded Property, the provisions hereof shall automatically apply thereto and any such item enumerated in the preceding clause (i) or (ii) shall automatically constitute Intellectual Property Collateral as if such would have constituted Intellectual Property Collateral at the time of execution hereof and be subject to the Lien and security interest created by this Agreement without further action by any party. Each Pledgor shall promptly (and in any event within 30 days) provide to the Collateral Agent written notice of any of the foregoing and confirm the attachment of the Lien and security interest created by this Agreement to any rights described in clauses (i) and (ii) above by execution of an instrument in form reasonably necessary to grant such a security interest to the Collateral Agent and the filing of any instruments or statements as shall be reasonably necessary to create, preserve, protect or perfect the Collateral Agent’s security interest in such Intellectual Property Collateral. Further, each Pledgor agrees to modify this Agreement by amending Schedules 11(a) and 11(b) to the Perfection Certificate to include any Intellectual Property Collateral of such Pledgor acquired or arising after the date hereof.
SECTION 6.4.    Litigation. Unless there shall occur and be continuing any Event of Default, each Pledgor shall have the right to commence and prosecute in its own name, as the party in interest, for its own benefit and at the sole cost and expense of the Pledgors, such applications for protection of the Intellectual Property Collateral and suits, proceedings or other actions to prevent the infringement, counterfeiting, unfair competition, dilution, diminution in value or other damage as are necessary to protect the Intellectual Property Collateral. Upon the occurrence and during the continuance of any Event of Default, the Collateral Agent (acting at the direction of the holders of a majority in principal amount of the outstanding Secured Obligations) shall have the right but shall in no way be obligated to file applications for protection of the Intellectual Property Collateral and/or bring suit in the name of any Pledgor, the Collateral Agent or the Secured Parties to enforce the Intellectual Property Collateral and any license thereunder. In the event of such suit, each Pledgor shall, at the reasonable request of the Collateral Agent, do any and all lawful acts and execute any and all documents requested by the Collateral Agent in aid of such enforcement and the Pledgors shall promptly reimburse and indemnify the Collateral Agent for all costs and expenses incurred by the Collateral Agent in the exercise of its rights under this Section 6.4 in accordance with Section 7.7 of the Indenture. In the event that the Collateral Agent shall elect not to bring suit to enforce the Intellectual Property Collateral, each Pledgor agrees, at the reasonable request of the Collateral Agent, to take all commercially reasonable actions necessary, whether by suit, proceeding or other action, to prevent the infringement, counterfeiting, unfair competition, dilution, diminution in value of or other damage to any of the Intellectual Property Collateral by any person.
ARTICLE VII
TRANSFERS
SECTION 7.1.    Transfers of Pledged Collateral or Mortgaged Property. No Pledgor shall sell, convey, assign or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral or Mortgaged Property pledged by it hereunder except as expressly permitted by the Indenture.

ARTICLE VIII
REMEDIES
SECTION 8.1.    Remedies. Subject to the terms of the Intercreditor Agreement and the Burger King Rights, upon the occurrence and during the continuance of any Event of Default, the Collateral Agent (or, as applicable, its designee or nominee) may, but shall not be obligated to, from time to time exercise in respect of the Pledged Collateral, in addition to the other rights and remedies provided for herein or otherwise available to it, the following remedies:
(i)    Personally, or by agents or attorneys, immediately take possession of the Pledged Collateral or any part thereof, from any Pledgor or any other person who then has possession of any part thereof with or without notice or process of law, and for that purpose may enter upon any Pledgor’s premises where any of the Pledged Collateral is located, remove such Pledged Collateral, remain present at such premises to receive copies of all communications and remittances relating to the Pledged Collateral and use in connection with such removal and possession any and all services, supplies, aids and other facilities of any Pledgor;
(ii)    Demand, sue for, collect or receive any money or property at any time payable or receivable in respect of the Pledged Collateral including instructing the obligor or obligors on any agreement, instrument or other obligation constituting part of the Pledged Collateral to make any payment required by the terms of such agreement, instrument or other obligation directly to the Collateral Agent, and in connection with any of the foregoing, compromise, settle, extend the time for payment and make other modifications with respect thereto; provided, however, that in the event that any such payments are made directly to any Pledgor, prior to receipt by any such obligor of such instruction, such Pledgor shall segregate all amounts received pursuant thereto in trust for the benefit of the Collateral Agent and shall promptly (but in no event later than three (3) Business Days after receipt thereof) pay such amounts to the Collateral Agent;
(iii)    Sell, assign, grant a license to use or otherwise liquidate, or direct any Pledgor to sell, assign, grant a license to use or otherwise liquidate, any and all investments made in whole or in part with the Pledged Collateral or any part thereof, and take possession of the proceeds of any such sale, assignment, license or liquidation;
(iv)    Take possession of the Pledged Collateral or any part thereof, by directing any Pledgor in writing to deliver the same to the Collateral Agent at any place or places so designated by the Collateral Agent, in which event such Pledgor shall at its own expense: (A) forthwith cause the same to be moved to the place or places designated by the Collateral Agent and therewith delivered to the Collateral Agent, (B) store and keep any Pledged Collateral so delivered to the Collateral Agent at such place or places pending further action by the Collateral Agent and (C) while the Pledged Collateral shall be so stored and kept, provide such security and maintenance services as shall be necessary to protect the same and to preserve and maintain them in good condition. Each Pledgor’s obligation to deliver the Pledged Collateral as contemplated in this Section 8.1(iv) is of the essence hereof. Upon application to a court of equity having jurisdiction, the Collateral Agent shall be entitled to a decree requiring specific performance by any Pledgor of such obligation;
(v)    Withdraw all moneys, instruments, securities and other property in any bank, financial securities, deposit or other account of any Pledgor constituting Pledged Collateral for application to the Secured Obligations as provided in Article IX hereof;
(vi)    Retain and apply the Distributions to the Secured Obligations as provided in Article IX hereof;
(vii)    Exercise any and all rights as beneficial and legal owner of the Pledged Collateral, including perfecting assignment of and exercising any and all voting, consensual and other rights and powers with respect to any Pledged Collateral; and
(viii)    Exercise all the rights and remedies of a secured party on default under the UCC, and the Collateral Agent may also in its sole discretion, without notice except as specified in Section 8.2 hereof, sell, assign or grant a license to use the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker’s board or at any of the Collateral Agent’s offices or elsewhere, for cash, on credit or for future delivery. The Collateral Agent (or its nominee or designee) or any other Secured Party or any of their respective Affiliates may be the purchaser, licensee, assignee or recipient of the Pledged Collateral or any part thereof at any such sale and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Pledged Collateral sold, assigned or licensed at such sale, to use and apply any of the Secured Obligations owed to such person as a credit on account of the purchase price of the Pledged Collateral or any part thereof payable by such person at such sale. Each purchaser, assignee, licensee or recipient at any such sale shall acquire the property sold, assigned or licensed absolutely free from any claim or right on the part of any Pledgor, and each Pledgor hereby waives, to the fullest extent permitted by law, all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. The Collateral Agent shall not be obligated to make any sale of the Pledged Collateral or any part thereof regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Pledgor hereby waives, to the fullest extent permitted by law, any claims against the Collateral Agent arising by reason of the fact that the price at which the Pledged Collateral or any part thereof may have been sold, assigned or licensed at such a private sale was less than the price which might have been obtained at a public sale, even if the Collateral Agent accepts the first offer received and does not offer such Pledged Collateral to more than one offeree.

SECTION 8.2.    Notice of Sale. Each Pledgor acknowledges and agrees that, to the extent notice of sale or other disposition of the Pledged Collateral or any part thereof shall be required by law, ten (10) days’ prior notice to such Pledgor of the time and place of any public sale or of the time after which any private sale or other intended disposition is to take place shall be commercially reasonable notification of such matters. No notification need be given to any Pledgor if it has signed, after the occurrence of an Event of Default, a statement renouncing or modifying any right to notification of sale or other intended disposition.
SECTION 8.3.    Waiver of Notice and Claims. Each Pledgor hereby waives, to the fullest extent permitted by applicable law, notice or judicial hearing in connection with the Collateral Agent’s taking possession or the Collateral Agent’s disposition of the Pledged Collateral or any part thereof upon the occurrence and during the continuation of an Event of Default, including any and all prior notice and hearing for any prejudgment remedy or remedies and any such right which such Pledgor would otherwise have under law, and each Pledgor hereby further waives, to the fullest extent permitted by applicable law: (i) all damages occasioned by such taking of possession, (ii) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Collateral Agent’s rights hereunder and (iii) all rights of redemption, appraisal, valuation, stay, extension or moratorium now or hereafter in force under any applicable law. The Collateral Agent shall not be liable for any incorrect or improper payment made pursuant to this Article VIII in the absence of a judicial determination of gross negligence or willful misconduct on the part of the Collateral Agent. Any sale of, or the grant of options to purchase, or any other realization upon, any Pledged Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the applicable Pledgor therein and thereto, and shall be a perpetual bar both at law and in equity against such Pledgor and against any and all persons claiming or attempting to claim the Pledged Collateral so sold, optioned or realized upon, or any part thereof, from, through or under such Pledgor.
SECTION 8.4.    Certain Sales of Pledged Collateral.
(a)    Each Pledgor recognizes that, by reason of certain prohibitions contained in law, rules, regulations or orders of any Governmental Authority, the Collateral Agent may be compelled, with respect to any sale of all or any part of the Pledged Collateral, to limit purchasers to those who meet the requirements of such Governmental Authority. Each Pledgor acknowledges that any such sales may be at prices and on terms less favorable to the Collateral Agent than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agrees that any such restricted sale shall be deemed to have been made in a commercially reasonable manner and that, except as may be required by applicable law, the Collateral Agent shall have no obligation to engage in public sales.
(b)    Each Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act, and applicable state securities laws, the Collateral Agent may be compelled, with respect to any sale of all or any part of the Securities Collateral and Investment Property, to limit purchasers to persons who will agree, among other things, to acquire such Securities Collateral or Investment Property for their own account, for investment and not with a view to the distribution or resale thereof. Each Pledgor acknowledges that any such private sales may be at prices and on terms less favorable to the Collateral Agent than those obtainable through a public sale without such restrictions (including a public offering made pursuant to a registration statement under the Securities Act), and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Collateral Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Securities Collateral or Investment Property for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would agree to do so.
(c)    If the Collateral Agent determines (acting at the direction of the holders of a majority in principal amount of the outstanding Secured Obligations) to exercise its right to sell any or all of the Securities Collateral or Investment Property, upon written request, the applicable Pledgor shall determine and inform the Collateral Agent of the number of securities included in the Securities Collateral or Investment Property which may be sold by the Collateral Agent as exempt transactions under the Securities Act and the rules of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.
(d)    Each Pledgor further agrees that a breach of any of the covenants contained in this Section 8.4 will cause irreparable injury to the Collateral Agent and the other Secured Parties, that the Collateral Agent and the other Secured Parties have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 8.4 shall be specifically enforceable against such Pledgor, and such Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred and is continuing.
SECTION 8.5.    No Waiver; Cumulative Remedies.
(a)    No failure on the part of the Collateral Agent to exercise, no course of dealing with respect to, and no delay on the part of the Collateral Agent in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power, privilege or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power, privilege or remedy; nor shall the Collateral Agent be required to look first to, enforce or exhaust any other security, collateral or guaranties. All rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies provided by law or otherwise available.
(b)    In the event that the Collateral Agent shall have instituted any proceeding to enforce any right, power, privilege or remedy under this Agreement or any other Security Document by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Collateral Agent, then and in every such case, the Pledgors, the Collateral Agent and each other Secured Party shall be restored to their respective former positions and rights hereunder with respect to the Pledged Collateral, and all rights, remedies, privileges and powers of the

Collateral Agent and the other Secured Parties shall continue as if no such proceeding had been instituted.
SECTION 8.6.    Certain Additional Actions Regarding Intellectual Property. If any Event of Default shall have occurred and be continuing, upon the written demand of the Collateral Agent (acting at the direction of the holders of a majority in principal amount of the outstanding Secured Obligations), each Pledgor shall execute and deliver to the Collateral Agent an assignment or assignments of the registered Patents, Trademarks and/or Copyrights and Goodwill and such other documents as are necessary to carry out the intent and purposes hereof; provided that such assignments shall cease to be valid and shall become void at such time as all Events of Default have been cured or waived in accordance with the Indenture. Within 30 Business Days of written notice thereafter from the Collateral Agent (acting at the direction of the holders of a majority in principal amount of the outstanding Secured Obligations), each Pledgor shall make available to the Collateral Agent, to the extent within such Pledgor’s power and authority, such personnel in such Pledgor’s employ on the date of the Event of Default as shall be necessary to permit such Pledgor to continue, directly or indirectly, to produce, advertise and sell the products and services sold by such Pledgor under the registered Patents, Trademarks and/or Copyrights, and such persons shall be available to perform their prior functions on the Collateral Agent’s behalf.
SECTION 8.7.    [Reserved]
SECTION 8.8.    Actions of Collateral Agent
Subject to the Intercreditor Agreement and the Burger King Rights, after the incurrence of any Permitted Additional Pari Passu Obligations (other than the issuance of Additional Notes), the holders of a majority in principal amount of the Secured Obligations (other than holders of Hedging Obligations) will have the right to direct the Collateral Agent, following the occurrence and during the continuation of an Event of Default under the Indenture or the occurrence and continuation of an event of default under any agreement or instrument representing such Permitted Additional Pari Passu Obligations, to foreclose on, or exercise its other rights with respect to, the Pledged Collateral (or exercise other remedies with respect to the Pledged Collateral). Any action taken or not taken without the vote of any holder of Secured Obligations will nevertheless be binding on such holder.
Except as provided in the succeeding sentence, in the case of the occurrence and continuation of an Event of Default under the Indenture, or the occurrence and continuation of an event of default under any agreement or instrument representing Permitted Additional Pari Passu Obligations where such remedies arise, the Collateral Agent will only be permitted, subject to applicable law, to exercise remedies and sell Pledged Collateral at the direction of the applicable holders of Secured Obligations as set forth above. If the Collateral Agent has asked the holders of Secured Obligations for instruction and the applicable holders have not yet responded to such request, the Collateral Agent will be authorized to take, but will not be required to take, and will in no event have any liability for taking, any delay in taking or the failure to take, such actions with regard to a default or event which the Collateral Agent, in good faith, believes to be reasonably required to promote and protect the interests of the holders of the Secured Obligations and to preserve the value of the Pledged Collateral; provided that once instructions from the applicable holders of the Secured Obligations have been received by the Collateral Agent, together with indemnity and security satisfactory to the Collateral Agent if requested by the Collateral Agent, the actions of the Collateral Agent will be governed thereby and the Collateral Agent will not take any further action which would be contrary thereto.
ARTICLE IX

APPLICATION OF PROCEEDS
SECTION 9.1.    Application of Proceeds. (a) The proceeds received by the Collateral Agent in respect of any sale of, collection from or other realization upon all or any part of the Pledged Collateral or Mortgaged Property pursuant to the exercise by the Collateral Agent of its remedies shall be applied, together with any other sums then held by the Collateral Agent pursuant to this Agreement, as follows:
(i)    first, to amounts owing to the holders of the First Lien Obligations until the Payment in Full of First Lien Priority Debt (as such terms are defined in the Intercreditor Agreement);
(ii)    second, to amounts owing to the Collateral Agent in its capacity as such in accordance with the terms of the Indenture and to amounts owing to the Trustee in its capacity as such in accordance with the terms of the Indenture;
(iii)    third, to amounts owing to any Additional Pari Passu Agent in its capacity as such in accordance with the terms of such Additional Pari Passu Agreement;
(iv)    fourth, ratably to amounts owing to the holders of Secured Obligations in accordance with the terms of the Indenture and Additional Pari Passu Agreements; and
(v)    fifth, to the Issuer.
(b)    In making the determination and allocations required by this Section 9.1, the Collateral Agent may conclusively rely upon information supplied by the applicable Additional Pari Passu Agent as to the amounts of unpaid principal and interest and other amounts outstanding with respect to such Permitted Additional Pari Passu Obligations and the Collateral Agent shall have no liability to any of the Secured Parties for actions taken in reliance on such information.
(c)    If, despite the provisions of this Agreement, any Secured Party shall receive any payment or other recovery in excess of its portion of payments on account of the Secured Obligations to which it is then entitled in accordance with this Agreement, such Secured Party shall hold such payment or other recovery in trust for the benefit of all Secured Parties hereunder for distribution in accordance with this Section 9.1.

Notwithstanding the foregoing, in the event of any determination by a court of competent jurisdiction with respect to any series of Permitted Additional Pari Passu Obligations that (i) such series of Permitted Additional Pari Passu Obligations is unenforceable under applicable law or are subordinated to any other obligations (other than the Notes or another series of Permitted Additional Pari Passu Obligations), (ii) such series of Permitted Additional Pari Passu Obligations does not have an enforceable security interest in any of the Pledged Collateral and/or (iii) any intervening security interest exists securing any other obligations (other than the Notes or other series of Permitted Additional Pari Passu Obligations) on a basis ranking prior to the security interest of such series of Permitted Additional Pari Passu Obligations but junior to the security interest of the Notes or other series of Permitted Additional Pari Passu Obligations (any such condition referred to in the foregoing clauses (i), (ii) or (iii) with respect to any series of Permitted Additional Pari Passu Obligations, an “Impairment” of such series of Permitted Additional Pari Passu Obligations), the results of such Impairment shall be borne solely by the holders of such series of Permitted Additional Pari Passu Obligations, and the rights of the holders of such series of Permitted Additional Pari Passu Obligations (including, without limitation, the right to receive distributions in respect of such series of Permitted Additional Pari Passu Obligations) set forth herein shall be modified to the extent necessary so that the effects of such Impairment are borne solely by the holders of such series of Permitted Additional Pari Passu Obligations subject to such Impairment. Notwithstanding the foregoing, with respect to any Pledged Collateral for which a third party (other than a holder of the Notes or series of Permitted Additional Pari Passu Obligations) has a lien or security interest that is junior in priority to the security interest of the holders of the Notes or any series of Permitted Additional Pari Passu Obligations but senior (as determined by appropriate legal proceedings in the case of any dispute) to the security interest of the holder of any other series of Permitted Additional Pari Passu Obligations (such third party, an “Intervening Creditor”), the value of any Pledged Collateral or proceeds which are allocated to such Intervening Creditor shall be deducted on a ratable basis (in the event of a dispute, in accordance with a final non-appealable order of a court of competent jurisdiction) solely from the Pledged Collateral or proceeds to be distributed in respect of the series of Permitted Additional Pari Passu Obligations with respect to which such Impairment exists.
ARTICLE X

MISCELLANEOUS
SECTION 10.1.    Concerning Collateral Agent and the other Security Documents.
(a)    The Collateral Agent has been appointed as collateral agent pursuant to the Indenture. The actions of the Collateral Agent hereunder are subject to the provisions of the Indenture. The Collateral Agent shall have the right hereunder to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking action (including the release or substitution of the Pledged Collateral or Mortgaged Property), in accordance with this Agreement, the Indenture and the other Security Documents. The Collateral Agent may employ agents and attorneys-in-fact in connection herewith and shall not be liable for the negligence of any such agents or attorneys-in-fact selected by it in good faith. The Collateral Agent may resign in the manner provided in the Indenture. A successor Collateral Agent may be appointed in the manner provided in the Indenture. Upon the acceptance of any appointment as the Collateral Agent by a successor Collateral Agent and the payment of the outstanding fees and expenses of the resigning or removed Collateral Agent, that successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent under this Agreement and the other Security Documents, and the retiring Collateral Agent shall thereupon be discharged from its duties and obligations under this Agreement and the other Security Documents. After any retiring Collateral Agent’s resignation, the provisions hereof shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was the Collateral Agent.
(b)    The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral or Mortgaged Property in its possession if such Pledged Collateral or Mortgaged Property is accorded treatment substantially equivalent to that which the Collateral Agent, in its individual capacity, accords its own property consisting of similar instruments or interests, it being understood that neither the Collateral Agent nor any of the Secured Parties shall have responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Securities Collateral, whether or not the Collateral Agent or any other Secured Party has or is deemed to have knowledge of such matters or (ii) taking any necessary steps to preserve rights against any person with respect to any Pledged Collateral or Mortgaged Property. The Collateral Agent will not be liable or responsible for any loss or diminution in the value of any of the Pledged Collateral by reason of the act or omission of the First Lien Agent or any carrier, forwarding agency or other agent or bailee selected by the Collateral Agent in good faith.
(c)    The Collateral Agent shall be entitled to rely upon any written notice, statement, certificate, order or other document or any telephone message believed by it to be genuine and correct and to have been signed, sent or made by the proper person, and, with respect to all matters pertaining to this Agreement and the other Security Documents and its duties hereunder and thereunder, upon advice of counsel selected by it.
(d)    If any item of Pledged Collateral or Mortgaged Property also constitutes collateral granted to the Collateral Agent under any other deed of trust, mortgage, security agreement, pledge or instrument of any type, in the event of any conflict between the provisions hereof and the provisions of such other deed of trust, mortgage, security agreement, pledge or instrument of any type in respect of such collateral, the Collateral Agent, in its sole discretion, shall select which provision or provisions shall control.
(e)    Anything herein contained to the contrary notwithstanding, (i) each Pledgor shall remain liable under this Agreement and under each of the underlying contracts to which such Pledgor a party described herein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (ii) the exercise by the Collateral Agent or the Secured Parties of any of their rights, remedies or powers hereunder shall not release any Pledgor from any of its duties or obligations under this Agreement or such underlying contracts described herein and (iii) neither the Trustee or the Collateral Agent shall have any obligation or liability under such underlying contracts by reason of or arising out of this Agreement, nor shall the Noteholders, the Trustee or the Collateral Agent be obligated to perform any of the obligations or duties of any of the Pledgors hereunder or any of the contracts described herein.
(f)    The Collateral Agent shall not be responsible for the existence, genuineness or value of any of the Pledged Collateral or Mortgaged Property or for the validity, perfection, priority or enforceability of the Liens in any of the Pledged Collateral or Mortgaged Property, whether impaired by operation of law or by reason of any of any action or omission to act on its part hereunder, except to the extent such action or omission constitutes gross negligence or willful misconduct on the part of the Collateral Agent, as determined by a court of competent jurisdiction in a final, non-appealable judgment. Nor shall the Collateral Agent be responsible for the validity or sufficiency of the Pledged Collateral or Mortgaged Property or any agreement or assignment contained therein, for the validity of the title of the Pledgors to the Pledged Collateral or Mortgaged Property, for insuring the Pledged Collateral or Mortgaged Property or for the payment of taxes, charges, assessments or Liens upon the Pledged Collateral or Mortgaged Property or otherwise as to the maintenance of the Pledged Collateral or Mortgaged Property.
(g)    In the event that the Collateral Agent is required to acquire title to an asset for any reason, or take any managerial action of any kind in regard thereto, in order to carry out any duty for the benefit of another, which in the Collateral Agent’s sole discretion may cause it to be considered an “owner or operator” under the provisions of the Comprehensive Environmental Response, Compensation and Liability Act (“CERCLA”), 42 U.S.C. §9601, et seq., or otherwise cause it to incur liability under CERCLA or any other federal, state or local law, the Collateral Agent reserves the right, instead of taking such action, to either resign as or arrange for the transfer of the title or control of the asset to a court-appointed receiver. The Collateral Agent shall not be liable to any person for any environmental claims or contribution actions under any federal, state or local law, rule or regulation by reason of the Collateral Agent’s actions and conduct as authorized, empowered and directed hereunder or relating to the discharge, release or threatened release of hazardous materials into the environment. If at any time it is necessary or advisable for any real property to be possessed, owned, operated or managed by any person (including the Collateral Agent), the holders of not less than a majority in aggregate principal amount of the outstanding Secured Obligations shall direct the Collateral Agent to appoint an appropriately qualified person (excluding the Collateral Agent) who such holders shall designate to possess, own, operate or manage, as the case may be, such real property.
(h)    The Collateral Agent shall not be responsible for (i) perfecting, maintaining, monitoring, preserving or protecting the security interest or lien granted under this Agreement, any other Security Document or any agreement or instrument contemplated hereby or thereby, (ii) the filing, re-filing, recording, re-recording or continuing or any document, financing statement, mortgage, assignment, notice, instrument of further assurance or other instrument in any public office at any time or times or (iii) providing, maintaining, monitoring or preserving insurance on or the payment of taxes with respect to any of the Pledged Collateral. The actions described in items (i) through (iii) shall be the sole responsibility of the Pledgors.
(i)    In acting under and by virtue of this Agreement and the other Security Documents, the Collateral Agent shall have all of the rights, protections and immunities granted to the Collateral Agent and the Trustee under the Indenture (including but not limited to the right to be indemnified under Section 7.07), and all such rights, protections and immunities are incorporated by reference herein, mutatis mutandis.
(j)    Notwithstanding anything in this Agreement to the contrary and for the avoidance of doubt, the Collateral Agent shall have no duty to act outside of the United States in respect of any collateral located in another jurisdiction other than the United States.
SECTION 10.2.    Collateral Agent May Perform; Collateral Agent Appointed Attorney-in-Fact. If any Pledgor shall fail to perform any covenants contained in this Agreement (including such Pledgor’s covenants to (i) pay the premiums in respect of all required insurance policies hereunder, (ii) pay and discharge any taxes, assessments and special assessments, levies, fees and governmental charges imposed upon or assessed against, and landlords’, carriers’, mechanics’, workmen’s, repairmen’s, laborers’, materialmen’s, suppliers’ and warehousemen’s Liens and other claims arising by operation of law against, all or any portion of the Pledged Collateral or Mortgaged Property, (iii) make repairs, (iv) discharge Liens or (v) pay or perform any obligations of such Pledgor under any Pledged Collateral or Mortgaged Property or if any representation or warranty on the part of any Pledgor contained herein shall be breached, the Collateral Agent may (but shall not be obligated to) do the same or cause it to be done or remedy any such breach, and may expend funds for such purpose; provided, however, that the Collateral Agent shall in no event be bound to inquire into the validity of any tax, Lien, imposition or other obligation which such Pledgor fails to pay or perform as and when required hereby and which such Pledgor does not contest in accordance with the provisions of the Indenture. Any and all amounts so expended by the Collateral Agent shall be paid by the Pledgors in accordance with the provisions of Section 7.7 of the Indenture. Neither the provisions of this Section 10.2 nor any action taken by the Collateral Agent pursuant to the provisions of this Section 10.2 shall prevent any such failure to observe any covenant contained in this Agreement nor any breach of representation or warranty from constituting an Event of Default. Each Pledgor hereby appoints the Collateral Agent its attorney-in-fact, with full power and authority in the place and stead of such Pledgor and in the name of such Pledgor, or otherwise, from time to time in the Collateral Agent’s discretion to take any action and to execute any instrument consistent with the terms of the Indenture, this Agreement and the other Security Documents which may be necessary to accomplish the purposes hereof (but the Collateral Agent shall not be obligated to and shall have no liability to such Pledgor or any third party for failure to so do or take action). The foregoing grant of authority is a power of attorney coupled with an interest and such appointment shall be irrevocable for the term hereof. Each Pledgor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof.
SECTION 10.3.    Continuing Security Interest; Assignment. This Agreement shall create a continuing security interest in the Pledged Collateral and shall (i) be binding upon the Pledgors, their respective successors and assigns and (ii) inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Collateral Agent and the other Secured Parties and each of their respective successors, transferees and assigns. No other persons (including any other creditor of any Pledgor) shall have any interest herein or any right or benefit with respect hereto. Without limiting the generality of the foregoing clause (ii), any Secured Party may assign or otherwise transfer any indebtedness held by it secured by this Agreement to any other person, and such other person shall thereupon become vested with all the benefits in respect thereof granted to such Secured Party, herein or otherwise, subject however, to the provisions of the Indenture. Each of the Pledgors agrees that its obligations hereunder and the security interest created hereunder shall continue to be effective or be reinstated, as applicable, if at any time payment, or any part thereof, of all or any part of the Secured Obligations is rescinded or must otherwise be restored by the Secured Party upon the bankruptcy or reorganization of any Pledgor or otherwise.
SECTION 10.4.    Termination; Release. When all the Secured Obligations have been paid in full (other than contingent liabilities not then due and payable), this Agreement shall terminate. Upon termination of this Agreement the Pledged Collateral shall be released from the Lien of this Agreement. Upon such release or any release of Pledged Collateral or any part thereof in accordance with the provisions of the Indenture, the Collateral Agent shall, upon the request and at the sole cost and expense of the Pledgors, assign, transfer and deliver to Pledgor, against receipt and without recourse to or warranty by the Collateral Agent, such of the Pledged Collateral or any part thereof to be released (in the case of a release) as may be in possession of the Collateral Agent and as shall not have been sold or otherwise applied pursuant to the terms hereof, and, with respect to any other Pledged Collateral, proper documents and instruments acknowledging the termination hereof or the release of such Pledged Collateral, as the case may be, in form and substance reasonably satisfactory to the Collateral Agent.
The Liens securing the Secured Obligations securing the Notes will be released, in whole or in part, as provided in Section 10.3 of the Indenture.
The Liens securing Permitted Additional Pari Passu Obligations of any series will be released, in whole or in part, as provided in Additional Pari Passu Agreement governing such obligations. The Issuer shall provide the Collateral Agent with an Officers’ Certificate certifying that all conditions to the release of the Liens securing the Permitted Additional Pari Passu Obligations as set forth in the Additional Pari Passu Agreements have been satisfied.
SECTION 10.5.    Modification in Writing. No amendment, modification, supplement, termination or waiver of or to any provision hereof, nor consent to any departure by any Pledgor therefrom, shall be effective unless in writing and signed by each of the parties hereto and unless the same shall be approved by the holders of not less than a majority in aggregate principal amount of the outstanding Notes and the Permitted Additional Pari Passu

Obligations, the Pledgors, the Trustee and the Collateral Agent (other than any release of all or substantially all of the Collateral, which shall be made  in accordance with the provisions of the Indenture and each Additional Pari Passu Agreement).  In connection with any amendment or modification contemplated by this Section 10.5, each series of Secured Obligations will cast its votes in accordance with the documents governing such series of Secured Obligations and the amount of Secured Obligations to be voted by a series of Secured Obligations will equal the aggregate principal amount of Secured Obligations held by such series of Secured Obligations.  Following and in accordance with the outcome of the applicable vote under its documents, the representative of each series of Secured Obligations will cast all of its votes under that series of Secured Obligations as a block in respect of any vote under this Agreement.  The Collateral Agent may conclusively rely on the information with respect to the amount of the relevant Secured Obligations and the outcome of the applicable vote delivered to it by the Trustee or any Additional Pari Passu Agent with respect to the applicable Secured Obligations. In connection with any amendment, modification, supplement, termination or waiver, the Issuer shall deliver an Officers’ Certificate certifying that all conditions precedent to the execution of such agreement have been satisfied.
The Collateral Agent shall receive an Opinion and Officers' Certificate stating that such amendment, modification, supplement or waiver is authorized or permitted by the Indenture, this Security Agreement and any Additional Pari Passu Agreement, and that all conditions precedent to the execution of such have been satisfied. Any amendment, modification or supplement of or to any provision hereof, any waiver of any provision hereof and any consent to any departure by any Pledgor from the terms of any provision hereof in each case shall be effective only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Agreement or any other document evidencing the Secured Obligations including any Additional Pari Passu Agreement, no notice to or demand on any Pledgor in any case shall entitle any Pledgor to any other or further notice or demand in similar or other circumstances.
SECTION 10.6.    Notices. Unless otherwise provided herein or in the Indenture, any notice or other communication herein required or permitted to be given shall be given in the manner and become effective as set forth in the Indenture, as to any Pledgor, addressed to it at the address of the Issuer set forth in the Indenture, as to the Collateral Agent, addressed to it at the address set forth in the Indenture, as to any Additional Pari Passu Agent, addressed to is at the address set forth in the applicable Additional Pari Passu Joinder Agreement, or in each case at such other address as shall be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section 10.6. In addition to the foregoing, the Collateral Agent shall have the benefits accorded to the Trustee in Section 12.1 of the Indenture.
SECTION 10.7.    Governing Law, Consent to Jurisdiction and Service of Process; Waiver of Jury Trial. Section 12.7 of the Indenture is incorporated herein, mutatis mutandis, as if a part hereof.
SECTION 10.8.    Severability of Provisions. Any provision hereof which is invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without invalidating the remaining provisions hereof or affecting the validity, legality or enforceability of such provision in any other jurisdiction.
SECTION 10.9.    Execution in Counterparts. This Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all such counterparts together shall constitute one and the same agreement. Delivery of any executed counterpart of a signature page of this Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement.
SECTION 10.10.     Business Days. In the event any time period or any date provided in this Agreement ends or falls on a day other than a Business Day, then such time period shall be deemed to end and such date shall be deemed to fall on the next succeeding Business Day, and performance herein may be made on such Business Day, with the same force and effect as if made on such other day.
SECTION 10.11.     No Credit for Payment of Taxes or Imposition. No Pledgor shall be entitled to any credit against the principal, premium, if any, or interest payable under the Indenture, and no Pledgor shall be entitled to any credit against any other sums which may become payable under the terms thereof or hereof, by reason of the payment of any Taxes on the Pledged Collateral or Mortgaged Property or any part thereof.
SECTION 10.12.     No Claims Against Collateral Agent. Nothing contained in this Agreement shall constitute any consent or request by the Collateral Agent, express or implied, for the performance of any labor or services or the furnishing of any materials or other property in respect of the Pledged Collateral or Mortgaged Property or any part thereof, nor as giving any Pledgor any right, power or authority to contract for or permit the performance of any labor or services or the furnishing of any materials or other property in such fashion as would permit the making of any claim against the Collateral Agent in respect thereof or any claim that any Lien based on the performance of such labor or services or the furnishing of any such materials or other property is prior to the Lien hereof.
SECTION 10.13.     No Release. Nothing set forth in this Agreement or any other Security Document, nor the exercise by the Collateral Agent of any of the rights or remedies hereunder, shall relieve any Pledgor from the performance of any term, covenant, condition or agreement on such Pledgor’s part to be performed or observed under or in respect of any of the Pledged Collateral or Mortgaged Property or from any liability to any person under or in respect of any of the Pledged Collateral or Mortgaged Property or shall impose any obligation on the Collateral Agent or any other Secured Party to perform or observe any such term, covenant, condition or agreement on such Pledgor’s part to be so performed or observed or shall impose any liability on the Collateral Agent or any other Secured Party for any act or omission on the part of such Pledgor relating thereto or for any breach of any representation or warranty on the part of such Pledgor contained in this Agreement, the Indenture, the other Security Documents and any Additional Pari Passu Agreement, or under or in respect of the Pledged Collateral or

Mortgaged Property or made in connection herewith or therewith. Anything herein to the contrary notwithstanding, neither the Collateral Agent nor any other Secured Party shall have any obligation or liability under any contracts, agreements and other documents included in the Pledged Collateral by reason of this Agreement, nor shall the Collateral Agent or any other Secured Party be obligated to perform any of the obligations or duties of any Pledgor thereunder or to take any action to collect or enforce any such contract, agreement or other document included in the Pledged Collateral hereunder. The obligations of each Pledgor contained in this Section 10.13 shall survive the termination hereof and the discharge of such Pledgor’s other obligations under this Agreement, the Indenture, the other Security Documents and any Additional Pari Passu Agreement.
SECTION 10.14.    Permitted Additional Pari Passu Obligations. On or after the Issue Date, the Issuer may from time to time designate additional obligations as Permitted Additional Pari Passu Obligations by delivering to the Collateral Agent, the Trustee and each Additional Pari Passu Agent (a) a certificate signed by the chief financial officer of the Issuer (i) identifying the obligations so designated and the aggregate principal amount or face amount thereof, stating that such obligations are designated as “Permitted Additional Pari Passu Obligations” for purposes hereof, (ii) representing that such designation complies with the terms of the Indenture and each then extant Additional Pari Passu Agreement, (iii) specifying the name and address of the Additional Pari Passu Agent for such obligations (if other than the Trustee) and (iv) stating that the Pledgors have complied with their obligations under Section 3.4; (b) except in the case of Additional Notes, a fully executed Additional Pari Passu Joinder Agreement (in the form attached as Exhibit 6 hereto), (c) an Officers’ Certificate to the effect that the designation of such obligations as “Permitted Additional Pari Passu Obligations” does not violate the terms of the Indenture and each then extant Additional Pari Passu Agreement (upon which the Collateral Agent may conclusively and exclusively rely) and (d) evidence that the Additional Pari Passu Agent for the applicable series of Permitted Additional Pari Passu Obligations has entered into a customary agency agreement.
Notwithstanding the delivery of the Additional Pari Passu Joinder Agreement set forth above, the Collateral Agent shall not be obligated to act as Collateral Agent for any New Secured Parties (as such term is defined in Exhibit 6 hereto) whatsoever or to execute any document whatsoever (including any agency agreement) if in the sole judgment of the Collateral Agent doing so would impose, purport to impose or might reasonably be expected to impose upon the Collateral Agent any obligation or liability for which the Collateral Agent is not in its sole discretion fully protected. In no event shall the Collateral Agent be subject to any document that it has not executed. The Additional Pari Passu Joinder Agreement shall not be effective until it has been accepted in writing by the Collateral Agent.
SECTION 10.15.     Obligations Absolute. All obligations of each Pledgor hereunder shall be absolute and unconditional irrespective of:
(i)    any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of any other Pledgor;

(ii)    any lack of validity or enforceability of the Indenture, any Security Document or any Additional Pari Passu Agreement, or any other agreement or instrument relating thereto;
(iii)    any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Indenture, any Additional Pari Passu Agreement or any Security Document, or any other agreement or instrument relating thereto;
(iv)    any pledge, exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to any departure from any guarantee, for all or any of the Secured Obligations;
(v)    any exercise, non-exercise or waiver of any right, remedy, power or privilege under or in respect hereof, the Indenture, any Additional Pari Passu Agreement or any Security Document, or any other agreement or instrument relating thereto except as specifically set forth in a waiver granted pursuant to the provisions of Section 10.5 hereof; or
(vi)    any other circumstances which might otherwise constitute a defense available to, or a discharge of, any Pledgor.
[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]

S-1

IN WITNESS WHEREOF, each Pledgor and the Collateral Agent have caused this Agreement to be duly executed and delivered by their duly authorized officers as of the date first above written.
CARROLS RESTAURANT GROUP, INC.,
as Pledgor

By:	/s/ Paul R. Flanders Name: Paul R. Flanders Title: VP, CFO & Treasurer
CARROLS CORPORATION,
as Guarantor and Pledgor

By:	/s/ Paul R. Flanders Name: Paul R. Flanders Title: VP, CFO & Treasurer

CARROLS LLC,
as Guarantor and Pledgor

By:	/s/ Paul R. Flanders Name: Paul R. Flanders Title: VP, CFO & Treasurer

S-2

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
as Collateral Agent

By:	/s/ Lawrence M. Kusch Name: Lawrence M. Kusch Title Vice President

EXHIBIT 1
[Form of]

ISSUER’S ACKNOWLEDGMENT
The undersigned hereby (i) acknowledges receipt of (a) that certain First Lien Security Agreement (as amended, amended and restated, supplemented or otherwise modified from time to time, the “First Lien Security Agreement”), dated as of May 30, 2012, as amended by the Second Amendment to Credit Agreement and First Amendment to Security Agreement, dated as of April 29, 2015, made by Carrols Restaurant Group, Inc., a Delaware corporation (the “Borrower”), the Guarantors party thereto and Wells Fargo Bank, National Association, as administrative agent (in such capacity and together with any successors in such capacity, the “Administrative Agent”), and (b) that certain Second Lien Security Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “Second Lien Security Agreement”; and together with the First Lien Security Agreement, the “Security Agreements”), dated as of April 29, 2015, made by the Borrower, the Guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as second lien collateral agent (in such capacity and together with any successors in such capacity, the “Second Lien Collateral Agent”; and together with the Administrative Agent, the “Agents”; capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreements), (ii) agrees promptly to note on its books the security interests granted to the Agents and confirmed under the Security Agreements, (iii) agrees that it will comply with instructions of the Administrative Agent or, following the receipt by it of a Notice of Termination of First Lien Obligations in the form of Annex A hereto from the Administrative Agent, the Second Lien Collateral Agent, with respect to the applicable Securities Collateral (including all Equity Interests of the undersigned) without further consent by the applicable Pledgor, (iv) agrees to notify the Agents, in writing, upon obtaining knowledge of any interest in favor of any person in the applicable Securities Collateral that is adverse to the interest of the Agents therein and (v) waives any right or requirement at any time hereafter to receive a copy of the Security Agreements in connection with the (a) registration of any Securities Collateral thereunder in the name of the Administrative Agent or, following the receipt by it of a Notice of Termination of First Lien Obligations in the form of Annex A hereto, the Second Lien Collateral Agent, or their respective nominees or (b) the exercise of voting rights by the Administrative Agent or, following the receipt by it of a Notice of Termination of First Lien Obligations in the form of Annex A hereto, the Second Lien Collateral Agent, or their respective nominees.

Dated:

[                                                          ]

By:	Name: Title:

ANNEX A

[Name of Issuer] (the “Issuer”)
[Address]

[ ]

Re: Notice of Termination of First Lien Obligations

Ladies and Gentlemen:
You are hereby notified that the First Lien Security Agreement has been terminated. Capitalized terms used but not defined herein shall have the meanings set forth in the Issuer’s Acknowledgement, dated as of [ ], 20[ ], by the Issuer issued pursuant to (a) that certain Security Agreement dated as of May 30, 2012 (as amended by the Second Amendment to Credit Agreement and First Amendment to Security Agreement, dated as of April 29, 2015, and as further amended, restated, supplemented or otherwise modified from time to time, the “First Lien Security Agreement”), among CARROLS RESTAURANT GROUP, INC., a Delaware limited liability company (the “Borrower”), the Guarantors party thereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent, and (b) that certain Second Lien Security Agreement dated as of April 29, 2015, among the Borrower, the Guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as second lien collateral agent.
WELLS FARGO BANK, NATIONAL
ASSOCIATION,
as Collateral Agent
By: __________________________
Name:
Title:

EXHIBIT 2
[Form of]

SECURITIES PLEDGE AMENDMENT
This Securities Pledge Amendment, dated as of [                    ], 20[ ], is delivered pursuant to Section 5.1 of the Second Lien Security Agreement (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Second Lien Security Agreement;” capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Second Lien Security Agreement), dated as of April 29, 2015, made by CARROLS RESTAURANT GROUP, INC., a Delaware corporation (the “Issuer”), the Guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as collateral agent. The undersigned hereby agrees that this Securities Pledge Amendment may be attached to the Second Lien Security Agreement and that the Pledged Securities and/or Intercompany Notes listed on this Securities Pledge Amendment shall be deemed to be and shall become part of the Pledged Collateral and shall secure all Secured Obligations.
PLEDGED SECURITIES

ISSUER	CLASS OF STOCK OR INTERESTS	PAR VALUE	CERTIFICATE NO(S).	NUMBER OF SHARES OR INTERESTS	PERCENTAGE OF ALL ISSUED CAPITAL OR OTHER EQUITY INTERESTS OF ISSUER

INTERCOMPANY NOTES

ISSUER	PRINCIPAL AMOUNT	DATE OF ISSUANCE	INTEREST RATE	MATURITY DATE

[                                                                        ],
as Pledgor

By:	Name: Title:
AGREED TO AND ACCEPTED:
THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
as Collateral Agent

By:	Name: Title:

EXHIBIT 3
[Form of]
Copyright Security Agreement
Copyright Security Agreement, dated as of [    ], 20[ ] by [__________] and [___________] (individually, a “Pledgor”, and, collectively, the “Pledgors”), in favor of The Bank of New York Mellon Trust Company, N.A., in its capacity as collateral agent pursuant to the Indenture (in such capacity, the “Collateral Agent”).
W I T N E S S E T H:
WHEREAS, the Pledgors are party to a Second Lien Security Agreement of even date herewith (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Second Lien Security Agreement”) in favor of the Collateral Agent pursuant to which the Pledgors are required to execute and deliver this Copyright Security Agreement;
NOW, THEREFORE, in consideration of the premises and to induce the Collateral Agent, for the benefit of the Secured Parties, to enter into the Indenture, the Pledgors hereby agree with the Collateral Agent as follows:
SECTION 1.    Defined Terms. Unless otherwise defined herein, terms defined in the Second Lien Security Agreement and used herein have the meaning given to them in the Second Lien Security Agreement.
SECTION 2.    Grant of Security Interest in Copyright Collateral. Each Pledgor hereby pledges and grants to the Collateral Agent for the benefit of the Secured Parties a lien on and security interest in and to all of its right, title and interest in, to and under all the following Pledged Collateral of such Pledgor:
(a)    Copyrights of such Pledgor listed on Schedule I attached hereto; and
(b)    all Proceeds of any and all of the foregoing (other than Excluded Property).
SECTION 3.    Security Agreement. The security interest granted pursuant to this Copyright Security Agreement is granted in conjunction with the security interest granted to the Collateral Agent pursuant to the Second Lien Security Agreement and Pledgors hereby acknowledge and affirm that the rights and remedies of the Collateral Agent with respect to the security interest in the Copyrights made and granted hereby are more fully set forth in the Second Lien Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Copyright Security Agreement is deemed to conflict with the Second Lien Security Agreement, the provisions of the Second Lien Security Agreement shall control.
SECTION 4.    Termination. Upon the payment in full of the Secured Obligations and termination of the Second Lien Security Agreement, the Collateral Agent shall execute, acknowledge, and deliver to the Pledgors an instrument in writing in recordable form (and otherwise in form and substance reasonably satisfactory to the Collateral Agent) releasing the collateral pledge, grant, assignment, lien and security interest in the Copyrights under this Copyright Security Agreement.
SECTION 5.    Counterparts. This Copyright Security Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Copyright Security Agreement by signing and delivering one or more counterparts.
SECTION 6.    Governing Law. This Copyright Security Agreement and the transactions contemplated hereby, and all disputes between the parties under or relating to this Copyright Security Agreement or the facts or circumstances leading to its execution, whether in contract, tort or otherwise, shall be construed in accordance with and governed by the laws (including statutes of limitation) of the State of New York, without regard to conflicts of law principles that would require the application of the laws of another jurisdiction.
Notwithstanding anything herein to the contrary, the lien and security interest granted to the Collateral Agent pursuant to this Agreement and the exercise of certain rights and remedies by the Collateral Agent hereunder are subordinated and subject to the provisions of that certain Intercreditor Agreement, dated as of May 30, 2012 (as amended by Amendment No. 1, dated as of April 29, 2015 and as further amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof, the “Intercreditor Agreement”), between Wells Fargo Bank, National Association, in its capacity as the initial First Lien Agent, and The Bank of New York Mellon Trust Company, N.A., in its capacity as the initial Second Lien Collateral Agent thereunder. In the event of any conflict between the terms of the Intercreditor Agreement and this Agreement, the terms of the Intercreditor Agreement shall govern and control.
[signature page follows]

IN WITNESS WHEREOF, each Pledgor has caused this Copyright Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.
Very truly yours,
[PLEDGORS]1

By:	Name: Title:
Accepted and Agreed:
THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
as Collateral Agent

By:	Name: Title:

1 This document needs only to be executed by the Issuer and/or any Guarantor which owns a pledged Copyright.

SCHEDULE I
to
COPYRIGHT SECURITY AGREEMENT
COPYRIGHT REGISTRATIONS AND COPYRIGHT APPLICATIONS
Copyright Registrations:

OWNER	REGISTRATION NUMBER	TITLE

Copyright Applications:

OWNER	TITLE

EXHIBIT 4
[Form of]
Patent Security Agreement
Patent Security Agreement, dated as of [        ], 20[ ] by [________] and [_________] (individually, a “Pledgor”, and, collectively, the “Pledgors”), in favor of The Bank of New York Mellon Trust Company, N.A., in its capacity as collateral agent pursuant to the Indenture (in such capacity, the “Collateral Agent”).
W I T N E S S E T H:
WHEREAS, the Pledgors are party to a Second Lien Security Agreement of even date herewith (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Second Lien Security Agreement”) in favor of the Collateral Agent pursuant to which the Pledgors are required to execute and deliver this Patent Security Agreement;
NOW, THEREFORE, in consideration of the premises and to induce the Collateral Agent, for the benefit of the Secured Parties, to enter into the Indenture, the Pledgors hereby agree with the Collateral Agent as follows:
SECTION 1.    Defined Terms. Unless otherwise defined herein, terms defined in the Second Lien Security Agreement and used herein have the meaning given to them in the Second Lien Security Agreement.
SECTION 2.    Grant of Security Interest in Patent Collateral. Each Pledgor hereby pledges and grants to the Collateral Agent for the benefit of the Secured Parties a lien on and security interest in and to all of its right, title and interest in, to and under all the following Pledged Collateral of such Pledgor:
(a)    Patents of such Pledgor listed on Schedule I attached hereto; and
(b)    all Proceeds of any and all of the foregoing (other than Excluded Property).
SECTION 3.    Security Agreement. The security interest granted pursuant to this Patent Security Agreement is granted in conjunction with the security interest granted to the Collateral Agent pursuant to the Second Lien Security Agreement and Pledgors hereby acknowledge and affirm that the rights and remedies of the Collateral Agent with respect to the security interest in the Patents made and granted hereby are more fully set forth in the Second Lien Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Patent Security Agreement is deemed to conflict with the Second Lien Security Agreement, the provisions of the Second Lien Security Agreement shall control.
SECTION 4.    Termination. Upon the payment in full of the Secured Obligations and termination of the Second Lien Security Agreement, the Collateral Agent shall execute, acknowledge, and deliver to the Pledgors an instrument in writing in recordable form (and otherwise in form and substance reasonably satisfactory to the Collateral Agent) releasing the collateral pledge, grant, assignment, lien and security interest in the Patents under this Patent Security Agreement.
SECTION 5.    Counterparts. This Patent Security Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Patent Security Agreement by signing and delivering one or more counterparts.
SECTION 6.    Governing Law. This Patent Security Agreement and the transactions contemplated hereby, and all disputes between the parties under or relating to this Patent Security Agreement or the facts or circumstances leading to its execution, whether in contract, tort or otherwise, shall be construed in accordance with and governed by the laws (including statutes of limitation) of the State of New York, without regard to conflicts of law principles that would require the application of the laws of another jurisdiction.
Notwithstanding anything herein to the contrary, the lien and security interest granted to the Collateral Agent pursuant to this Agreement and the exercise of certain rights and remedies by the Collateral Agent hereunder are subordinated and subject to the provisions of that certain Intercreditor Agreement, dated as of May 30, 2012 (as amended by Amendment No.1, dated as of April 29, 2015 and as further amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof, the “Intercreditor Agreement”), between Wells Fargo Bank, National Association, in its capacity as the initial First Lien Agent, and The Bank of New York Mellon Trust Company, N.A., in its capacity as the initial Second Lien Collateral Agent thereunder. In the event of any conflict between the terms of the Intercreditor Agreement and this Agreement, the terms of the Intercreditor Agreement shall govern and control.
[signature page follows]

IN WITNESS WHEREOF, each Pledgor has caused this Patent Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.
Very truly yours,
[PLEDGORS]

By:	Name: Title:
Accepted and Agreed:
THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
as Collateral Agent

By:	Name: Title:

SCHEDULE I
to
PATENT SECURITY AGREEMENT
PATENT REGISTRATIONS AND PATENT APPLICATIONS
Patent Registrations:

OWNER	REGISTRATION NUMBER	NAME

Patent Applications:

OWNER	APPLICATION NUMBER	NAME

EXHIBIT 5
[Form of]
Trademark Security Agreement
Trademark Security Agreement, dated as of [        ], 20[ ] by [________] and [________] (individually, a “Pledgor”, and, collectively, the “Pledgors”), in favor of The Bank of New York Mellon Trust Company, N.A., in its capacity as collateral agent pursuant to the Indenture (in such capacity, the “Collateral Agent”).
W I T N E S S E T H:
WHEREAS, the Pledgors are party to a Second Lien Security Agreement of even date herewith (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Second Lien Security Agreement”) in favor of the Collateral Agent pursuant to which the Pledgors are required to execute and deliver this Trademark Security Agreement;
NOW, THEREFORE, in consideration of the premises and to induce the Collateral Agent, for the benefit of the Secured Parties, to enter into the Indenture, the Pledgors hereby agree with the Collateral Agent as follows:
SECTION 1.    Defined Terms. Unless otherwise defined herein, terms defined in the Second Lien Security Agreement and used herein have the meaning given to them in the Second Lien Security Agreement.
SECTION 2.    Grant of Security Interest in Trademark Collateral. Each Pledgor hereby pledges and grants to the Collateral Agent for the benefit of the Secured Parties a lien on and security interest in and to all of its right, title and interest in, to and under all the following Pledged Collateral of such Pledgor:
(a)    Trademarks of such Pledgor listed on Schedule I attached hereto;
(b)    all Goodwill associated with such Trademarks; and
(c)    all Proceeds of any and all of the foregoing (other than Excluded Property).
SECTION 3.    Security Agreement. The security interest granted pursuant to this Trademark Security Agreement is granted in conjunction with the security interest granted to the Collateral Agent pursuant to the Second Lien Security Agreement and Pledgors hereby acknowledge and affirm that the rights and remedies of the Collateral Agent with respect to the security interest in the Trademarks made and granted hereby are more fully set forth in the Second Lien Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Trademark Security Agreement is deemed to conflict with the Second Lien Security Agreement, the provisions of the Second Lien Security Agreement shall control.
SECTION 4.    Termination. Upon the payment in full of the Secured Obligations and termination of the Second Lien Security Agreement, the Collateral Agent shall execute, acknowledge, and deliver to the Pledgors an instrument in writing in recordable form (and otherwise in form and substance reasonably satisfactory to the Collateral Agent) releasing the collateral pledge, grant, assignment, lien and security interest in the Trademarks under this Trademark Security Agreement.
SECTION 5.    Counterparts. This Trademark Security Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Trademark Security Agreement by signing and delivering one or more counterparts.
SECTION 6.    Governing Law. This Trademark Security Agreement and the transactions contemplated hereby, and all disputes between the parties under or relating to this Trademark Security Agreement or the facts or circumstances leading to its execution, whether in contract, tort or otherwise, shall be construed in accordance with and governed by the laws (including statutes of limitation) of the State of New York, without regard to conflicts of law principles that would require the application of the laws of another jurisdiction.
Notwithstanding anything herein to the contrary, the lien and security interest granted to the Collateral Agent pursuant to this Agreement and the exercise of certain rights and remedies by the Collateral Agent hereunder are subordinated and subject to the provisions of that certain Intercreditor Agreement, dated as of May 30, 2012 (as amended by Amendment No. 1, dated as of April 29, 2015 and as further amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof, the “Intercreditor Agreement”), between Wells Fargo Bank, National Association, in its capacity as the initial First Lien Agent, and The Bank of New York Mellon Trust Company, N.A., in its capacity as the initial Second Lien Collateral Agent thereunder. In the event of any conflict between the terms of the Intercreditor Agreement and this Agreement, the terms of the Intercreditor Agreement shall govern and control.
[signature page follows]

IN WITNESS WHEREOF, each Pledgor has caused this Trademark Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.
Very truly yours,
[PLEDGORS]

By:	Name: Title:
Accepted and Agreed:
THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
as Collateral Agent

By:	Name: Title:

SCHEDULE I
to
TRADEMARK SECURITY AGREEMENT
TRADEMARK REGISTRATIONS AND TRADEMARK APPLICATIONS
Trademark Registrations:

OWNER	REGISTRATION NUMBER	TRADEMARK

Trademark Applications:

OWNER	APPLICATION NUMBER	TRADEMARK

EXHIBIT 6
[Form of]
ADDITIONAL PARI PASSU JOINDER AGREEMENT
The undersigned is the agent for Persons wishing to become “Secured Parties” (the “New Secured Parties”) under the Second Lien Security Agreement, dated as of April 29, 2015 (as amended and/or supplemented, the “Security Agreement” (terms used without definition herein have the meanings assigned to such terms by the Security Agreement)) among CARROLS RESTAURANT GROUP, INC., the other Pledgors party thereto and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Collateral Agent (the “Collateral Agent”) and the other Security Documents.
In consideration of the foregoing, the undersigned hereby:
(i)    represents that the Additional Pari Passu Agent has been authorized by the New Secured Parties to become a party to the Security Agreement on behalf of the New Secured Parties under that [DESCRIBE OPERATIVE AGREEMENT] (the “New Secured Obligations”) and to act as the Additional Pari Passu Agent for the New Secured Parties hereunder;
(ii)    acknowledges that the New Secured Parties have received a copy of the Security Agreement;
(iii)    irrevocably appoints and authorizes the Collateral Agent to take such action as agent on its behalf and to exercise such powers under the Security Agreement and the other Security Documents as are delegated to the Collateral Agent by the terms thereof, together with all such powers as are reasonably incidental thereto; and
(iv)    accepts and acknowledges the terms of Agreement applicable to it and the New Secured Parties and agrees to serve as Additional Pari Passu Agent for the New Secured Parties with respect to the New Secured Obligations and agrees on its own behalf and on behalf of the New Secured Parties to be bound by the terms of the Security Agreement and the other Security Documents applicable to holders of Secured Obligations, with all the rights and obligations of a Secured Party thereunder and bound by all the provisions thereof as fully as if it had been a Secured Party on the effective date of the Security Agreement.
The name and address of the representative for purposes of Section 10.6 of the Security Agreement are as follows:
[name and address of Additional Pari Passu Agent]
Section 12.7 of the Indenture is incorporated herein, mutatis mutandis, as if a part hereof.

IN WITNESS WHEREOF, the undersigned has caused this Additional Pari Passu Joinder Agreement to be duly executed by its authorized officer as of the _____ day of _________, 20__.
[NAME]

By:	Name: Title:
AGREED TO AND ACCEPTED:

The Collateral Agent hereby acknowledges its acceptance of this Additional Pari Passu Joinder Agreement and agrees to act as Collateral Agent for the New Secured Parties, subject to the terms of the [agency agreement, dated as of ________________].

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
as Collateral Agent

By:  _____________________
Name:
Title:

EXHIBIT 7

[Form of]
JOINDER AGREEMENT
Reference is made to the Second Lien Security Agreement (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement;” capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement), dated as of April 29, 2015, made by CARROLS RESTAURANT GROUP, INC., a Delaware corporation (the “Issuer”), the Guarantors party thereto and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., in its capacity as collateral agent pursuant to the Indenture (in such capacity and together with any successors in such capacity, the “Collateral Agent”).
This Joinder Agreement supplements the Security Agreement and is delivered by the undersigned, [                         ] (the “New Pledgor”), pursuant to Section 3.5 of the Security Agreement. The New Pledgor hereby agrees to be bound as a Guarantor and as a Pledgor party to the Security Agreement by all of the terms, covenants and conditions set forth in the Security Agreement to the same extent that it would have been bound if it had been a signatory to the Security Agreement on the date of the Security Agreement. The New Pledgor also hereby agrees to be bound as a party by all of the terms, covenants and conditions applicable to it set forth in Article X of the Indenture to the same extent that it would have been bound if it had been a signatory to the Indenture on the execution date of the Indenture. Without limiting the generality of the foregoing, the New Pledgor hereby grants and pledges to the Collateral Agent, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations, a Lien on and security interest in, all of its right, title and interest in, to and under the Pledged Collateral and expressly assumes all obligations and liabilities of a Guarantor and Pledgor thereunder. The New Pledgor hereby makes each of the representations and warranties and agrees to each of the covenants applicable to the Pledgors contained in the Security Agreement.
Annexed hereto are supplements to each of the schedules to the Perfection Certificate with respect to the New Pledgor.
This Joinder Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all such counterparts together shall constitute one and the same agreement.

Section 12.7 of the Indenture is incorporated herein, mutatis mutandis, as if a part hereof.

IN WITNESS WHEREOF, the New Pledgor has caused this Joinder Agreement to be executed and delivered by its duly authorized officer as of the date first above written.
[NEW PLEDGOR]

By:	Name: Title:
AGREED TO AND ACCEPTED:
THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
 as Collateral Agent

By:	Name: Title:
[Schedules to be attached]

EXHIBIT 8

[Form of]
PERFECTION CERTIFICATE
[to be attached]